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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INTERNATIONAL RECTIFIER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL RECTIFIER CORPORATION 233 Kansas Street, El Segundo, CA 90245 (310) 726-8000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 24, 2003

        You are invited to our Annual Meeting of Stockholders on Monday, November 24, 2003 at 10 o'clock a.m. Pacific Standard Time at our HEXFET America facility at 41915 Business Park Drive, Temecula, California.

        At the meeting you will be asked to consider and act upon the following business:

  1.
  Election of three Class Three directors to hold office until the election and qualification of their successors at the 2006 Annual Meeting of Stockholders.

  2.
  A Proposal to Amend the Stock Participation Plan of 1984, among them (i) an increase of 1,000,000 available shares, and (ii) extension of the plan termination date from January 19, 2005 to January 19, 2013.

  3.
  A Proposal to Amend the 2000 Incentive Plan, among them an increase of 6,000,000 shares available for award grants under the plan.

  4.
  Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for fiscal year 2004.

  5.
  Such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on September 26, 2003 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting.

By order of the Board of Directors
Donald R. Dancer Secretary
October 17, 2003

IMPORTANT: Please fill in date, sign and mail promptly the enclosed proxy, in the postage-paid envelope provided, to assure that your shares are represented at the meeting. If you attend the meeting, you may vote in person if you wish to do so even though you have sent in your proxy. The proxy may be revoked at any time before it is executed.

PROXY STATEMENT

GENERAL

        The accompanying proxy (the "Proxy") is solicited by the Board of Directors (the "Board") of International Rectifier Corporation ("Company") for use at the Annual Meeting of Stockholders to be held on November 24, 2003 and any adjournments or postponements thereof (the "Annual Meeting"). The close of business on September 26, 2003 has been fixed as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Annual Meeting (the "Stockholders"). As of September 26, 2003, there were 64,589,534 shares issued and outstanding of $1.00 par value common stock of the Company ("Common Stock"), the only class of voting securities outstanding. Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the Stockholders. Each proposal described herein, other than the election of directors, requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. In the election of directors, the three candidates receiving the highest number of votes will be elected. There is no cumulative voting. This Proxy Statement and the accompanying Proxy will be first mailed to Stockholders on or about October 17, 2003.

        Any Stockholder who gives a proxy has the power to revoke it at any time before it is exercised. A Stockholder may revoke a proxy by delivery of written notice of revocation to the Secretary of the Company prior to commencement of the Annual Meeting or by submitting a duly executed proxy bearing a later date. Stockholders attending the Annual Meeting may vote their shares in person even if they previously returned a proxy.

        If a Stockholder owns Common Stock in "street name" and fails to instruct the broker or nominee as to how to vote the Common Stock, the broker or nominee may vote the Common Stock "FOR" the election of the Board's nominees, but may not vote the Common Stock on most other matters presented for a vote of the Stockholders. When a broker or nominee votes a client's shares on some but not all proposals, the missing votes are referred to as "broker non-votes".

        Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The required quorum is a majority of the shares entitled to vote at the Annual Meeting. Abstentions will be counted as votes cast and have the same effect as a vote against a proposal. In the election of directors, shares represented by proxies marked to "withhold" authority will not be voted for the applicable director or directors. Broker non-votes on a matter are not treated as entitled to vote for purposes of determining whether a majority of the shares entitled to vote have voted in favor of a proposal. Proxies will be voted as instructed; executed unmarked proxies will be voted FOR the applicable item and WITH AUTHORITY to vote in the election of directors.

PROCEDURES FOR DIRECTOR NOMINATIONS

        The Board does not presently have a standing nominating committee. Nominations for the election of directors may be made by the Board or by any Stockholder entitled to vote in the election of directors. However, a Stockholder may nominate a person for election as a director at a meeting only if the nomination is timely and otherwise complies with the procedures of Section 6 of Article II of the Company's Bylaws. To be timely, notice of the nomination must be delivered to or mailed and received at the principal executive office of the Company not less than 30 days and no more than 90 days prior to the meeting; provided that, if the Company has given less than 40 days' notice of the date of the meeting, notice of a nomination will be timely if received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The notice shall be addressed to the corporate secretary of the Company and must include the name, age, business address and residence address of each nominee, the nominee's principal occupation or employment, the class and number of shares of stock of the Company beneficially owned by the nominee, and any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. In addition, the Stockholder making the nomination shall provide in the notice of nomination the Stockholder's name and address, and the class and number of shares of stock of the Company beneficially owned by the Stockholder. The Company may require the nominating Stockholder to furnish such other information about the nominee as may be reasonably necessary to determine the eligibility of the proposed nominee to serve as a director of the Company.

SECURITY OWNERSHIP

        The following table shows, as of September 26, 2003, the beneficial ownership of Common Stock by each person known to the Company to be the beneficial owner of more than five percent of Common Stock, by each director or nominee, by each Named Executive Officer (as defined in the "Executive Compensation" section below), and by all directors and executive officers as a group.

Name and Address	Amount Beneficially Owned(1)		Percent of Class(2)
Neuberger Berman, Inc. 605 Third Ave. New York, NY 10158-3698	3,270,000	(3)	5.1%
Eric Lidow	2,499,429	(4)(5)(6)	3.9%
Alexander Lidow	2,113,596	(4)(6)(7)(8)	3.3%
Robert Grant	295,051	(6)(8)(9)	*
Michael P. McGee	281,278	(6)(8)	*
Walter Lifsey	81,076	(6)	*
Donald R. Dancer	9,228	(6)	*
Minoru Matsuda	81,000	(6)	*
Robert J. Mueller	175,200	(6)	*
James D. Plummer	76,000	(6)	*
Jack O. Vance.	109,900	(6)	*
Rochus E. Vogt	124,000	(6)	*
All directors and executive officers as a group (11 persons)	5,874,758		9.1%

*
Less than 1%

(1)
Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(2)
Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(3)
Based solely on a Schedule 13G filed by Neuberger Berman, Inc. with the Securities and Exchange Commission on February 13, 2003.

(4)
In addition, 816,968 shares are held by members of the Lidow family other than Messrs. Eric Lidow and Alexander Lidow and Alexander Lidow's immediate family. The Messrs. Lidow disclaim any beneficial ownership in any such additional shares. Of the shares shown in the table, Derek B. Lidow, the son of Eric Lidow and brother of Alexander Lidow, owns 215,810 shares, has options to purchase 434,000 shares under the Company's stock option plans within 60 days of the Record Date, and 3,826 shares of Common Stock under the Company's 401(k) Plan. The 5,429,993 shares beneficially owned by members of the Lidow family constitute 8.4% of the shares outstanding. In addition, the Lidow Foundation, of which the Messrs. Eric and Alexander Lidow are directors, owns 126,879 shares; the Messrs. Lidow disclaim any beneficial ownership in such shares.

(5)
Includes 1,570,429 shares owned by the Lidow Family Trust, of which Eric Lidow and Elizabeth Lidow are trustees.

(6)
Includes the following amounts of shares of Common Stock subject to options exercisable under the Company's stock option plans within 60 days of the Record Date: Eric Lidow—929,000; Alexander Lidow—911,700; Donald R. Dancer—8,750; Robert Grant and his spouse, a former Company employee—269,229; Walter Lifsey—79,000; Minoru Matsuda—81,000; Michael P. McGee—266,200; Robert J. Mueller—155,200; James D. Plummer—76,000; Jack O. Vance—78,000; and Rochus E. Vogt—76,000; for an aggregate of 2,930,079 shares of Common Stock subject to options exercisable under the Company's stock option plans by the executive officers and directors within 60 days of the Record Date.

(7)
Includes 102,622 shares held by members of Alexander Lidow's immediate family in which he disclaims any beneficial ownership.

(8)
Includes the following number of shares of Common Stock under the Company's 401(k) Plan: Alexander Lidow—46; Robert Grant and his spouse—2903; and Michael P. McGee—5366; for an aggregate net of 8,315 shares of Common Stock under the Company's 401(k) Plan.

(9)
Includes 2,508 shares owned by Robert Grant's spouse.

        The business address of each director and Named Executive Officer is 233 Kansas Street, El Segundo, California 90245.

ELECTION OF DIRECTORS
(Proposal 1)

        There are currently seven directors on the Company's Board of Directors and the Board has authorized the addition of one director for the Class Three term ending 2006. The directors are divided into three classes, and the directors in each class serve three-year terms expiring in successive years. At the 2003 Annual Meeting, the term of office of the directors in Class Three expires. Three Class Three directors are to be elected with terms expiring upon the election and qualification of their successors at the 2006 Annual Meeting of Stockholders.

        The Board of Directors will vote Proxies received for the election of the nominees for directors named below, unless authority to do so is withheld. James D. Plummer and Minoru Matsuda, the nominees, are presently directors of the Company, and Robert S. Attiyeh is herein nominated to fill the newly created vacancy among the Class Three directors. It is not contemplated that any nominee will be unable to serve as a director, but if that contingency should occur prior to the Annual Meeting, the Board reserves the right to substitute, and vote the Proxies for, another person of their choice.

        The three candidates receiving the highest number of votes will be elected as directors.

THE BOARD RECOMMENDS A VOTE "YES" FOR THE BOARD'S NOMINEES.

Nominees for Directors:

        The following persons are nominees for Class Three directors with terms expiring at the annual meeting in 2006.

Name	Age	Principal Occupation	Director Since
CLASS THREE TERM ENDING 2006
James D. Plummer(1)	58	Dean of the School of Engineering, Professor of Electrical Engineering, Stanford University	1994
Minoru Matsuda(2)	66	Professor, Kanazawa Institute of Technology, Ishikawa, Japan	1997
Robert S. Attiyeh(3)	69	Principal, Beacon Hill Properties, LLC and Yarlung, LLC	—

Remaining Directors

        The remaining directors have terms expiring at the annual meeting in the years indicated.

Name	Age	Principal Occupation	Director Since
CLASS TWO TERM ENDING 2005
Rochus E. Vogt	73	R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, California Institute of Technology	1984
Robert J. Mueller	74	Executive Vice President of the Company for External Affairs	1990
Alexander Lidow	48	Chief Executive Officer of the Company	1994

Name	Age	Principal Occupation	Director Since
CLASS ONE TERM ENDING 2004
Jack O. Vance	78	Managing Director, Management Research, a management consulting firm	1988
Eric Lidow	90	Chairman of the Board of the Company	1947

(1)
Dr. James D. Plummer is Dean of Engineering, Stanford University and Professor of Electrical Engineering at Stanford University. He is also a member of the Board of Directors for Leadis Corporation, a privately held company.

(2)
Minoru Matsuda, Esq. is a Professor, Kanazawa Institute of Technology, Ishikawa, Japan.

(3)
Robert S. Attiyeh is a principal with Beacon Hill Properties, LLC and Yarlung, LLC, two private real estate firms. He previously served Amgen from 1994 - 1998 as Senior Vice President, Finance and Corporate Development and as Chief Financial Officer. Prior to joining Amgen, Mr. Attiyeh was a director of McKinsey and Company from 1967 - 1994. He was a Director of the Federal Reserve Bank of San Francisco from 1987 - 1992 and served as Chairman of the Audit Review Committee of the Bank's Board from 1998 - 1992. He is currently on the Board of Directors of Source Precision Medicine of Boulder, Colorado, where he is Chairman of the Board's Audit Committee.

        The above named directors have held their respective employment positions during the past five years.

Committees and Meetings of the Board of Directors

        A majority of the members of the Board of Directors is independent as that term is defined under the corporate governance standards proposed by The New York Stock Exchange. The Board of Directors has affirmatively determined that each director who is not an officer or employee of the Company has no material relationship with the Company that may interfere with his independence from management or the Company. The Company's Board of Directors has two standing committees, an Audit Committee and a Compensation and Stock Option Committee.

        The Audit Committee is currently chaired by Dr. Vance, and also includes Messrs. Matsuda and Plummer. All members of the Audit Committee meet the requirements for independence of audit committee members as set forth in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's Listed Company Manual. The Board of Directors adopted a revised charter for the Audit Committee in September 2002, which reflects the requirements of the Sarbanes-Oxley Act of 2002. Under the revised charter, the Audit Committee's duties include, among other things: sole responsibility for selecting, evaluating, replacing and nominating for shareholder ratification the Company's external auditors; overseeing the external auditors' qualifications and independence, including reviewing reports from the external auditors regarding the external auditors' quality-control procedures and peer reviews; determining in advance any non-audit services to be performed by the external auditors; reviewing with the external auditors any issues regarding scope of the audit, access to required information, and recommendations resulting from the audit; overseeing the integrity of the Company's financial statements, including reviewing the Company's critical accounting policies, and considering alternative treatments of financial information within GAAP that have been discussed with management; reviewing any material written communications between the external auditors and management; establishing procedures for dealing with complaints regarding accounting, including anonymous submission of employee concerns about accounting matters; overseeing the Company's internal audit function; meeting at least quarterly separately with the external auditors and internal auditors; reviewing earnings press releases and guidance; and overseeing the Company's compliance with legal and regulatory requirements.

        The Compensation and Stock Option Committee ("Compensation Committee") has the responsibility for setting executive officer compensation and for granting stock incentives to employees. (See "Compensation Committee Report" below.) It currently consists of Dr. Vogt, its Chairman, and Dr. Vance, each of whom is an independent director.

        The Board and the Compensation Committee each met five times during the fiscal year. The Audit Committee met six times and also participated in telephonic reviews of quarterly earnings releases. No director attended fewer than 75% of meetings of the Board and of each committee on which he served during the fiscal year.

        During the last fiscal year, independent directors received fees of $40,000 per annum for participation on the Board and an additional $1,500 per committee meeting beyond four meetings with the Chairman receiving $3,000 for each such meeting. Telephonic presence counts as attending a meeting. During the term of the Company's Amended and Restated Stock Incentive Plan of 1992 ("1992 Plan"), which expired at the end of calendar year 2002, independent directors were automatically granted 10-year stock options to purchase 5,000 shares of Common Stock, at fair market value on the date of grant, on each January 1st. Each independent director was granted an option to purchase 40,000 shares of Common Stock in 1994 or at the time of his election to the Board if elected after 1994. Independent directors are also eligible to receive discretionary option grants under the 2000 Incentive Plan ("2000 Incentive Plan").

        The options granted to independent directors under the 1992 Plan and the 2000 Incentive Plan generally became vested and exercisable at the rate of 20% per year commencing no later than the first anniversary of the grant. Unless the Board provides otherwise, upon (i) voluntary resignation or retirement after five consecutive years of service on the Board, (ii) death or total disability, or (iii) a change in control event (as defined in the 1992 Plan or the 2000 Incentive Plan), vesting accelerates on options held for more than six months so that the option is fully exercisable. Vested options remain exercisable until the earlier of (a) three years from the date of termination of services or death, or (b) expiration of the term of the option.

EXECUTIVE COMPENSATION

        The following table and accompanying notes summarize the aggregate compensation, including equity grants, for each of the last three fiscal years, awarded to the Chief Executive Officer and the other four highest paid executive officers of the Company who were serving as executive officers on June 30, 2003, the end of our last fiscal year ("Named Executive Officers").

Summary Compensation Table

					Long Term Compensation
		Annual Compensation
							Securities Underlying Options (#)
Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)	Restricted Stock Awards ($)			All Other Compensation ($)
Eric Lidow(2) Chairman of the Board	2003 2002 2001	629,201 677,650 670,450		— — —	— — —		— 200,000 100,000	28,326 7,200 7,200	(3) (3) (3)
Alexander Lidow Chief Executive Officer	2003 2002 2001	700,000 700,000 700,000		514,923 500,000 —	— — —		— 300,000 220,000	7,200 7,200 15,085	(3) (3) (3)
Robert Grant Executive Vice President, Global Sales and Corporate Marketing	2003 2002 2001	420,000 405,180 300,000		203,764 367,500 165,643	286,463 93,744 —	(4)(6)	90,466 222,296 100,000	28,500 25,362 19,429	(3) (3) (3)
Michael P. McGee Executive Vice President, Chief Financial Officer	2003 2002 2001	360,000 359,811 300,000	(5)	57,050 351,000 —	70,175 — —	(6)	65,000 165,000 75,000	27,537 16,242 9,966	(3) (3) (3)
Walter Lifsey Executive Vice President, Operations	2003 2002 2001	331,152		137,536	70,175 —	(6)	80,000	112,303	(3)

(1)
Excludes perquisites or other personal benefits, the amount of which in the aggregate does not exceed the lesser of $50,000 or 10% of the reported annual salary and bonus of the executive officer for any year.

(2)
The Company has an executive agreement with Eric Lidow. (See "Executive Agreements" below.)

(3)
Includes an automobile allowance granted to key employees, and a cash payment for vacation hours that were accumulated beyond 240 hours at the end of the calendar year, pursuant to Company vacation policy.

(4)
A grant to Robert Grant of a restricted stock award of 7,614 shares of Company stock pursuant to the incentive compensation award plan for the Company's eCommerce business unit. (See "Long Term Incentives" below.)

(5)
Does not include annual compensation of approximately $192,000 paid to Mr. McGee by Nihon Inter Electronics Corporation in connection with Mr. McGee's positions as Chairman and Co-Chief Executive Officer of that company during the past year.

(6)
A restricted stock award based on performance through Fiscal Year 2003. Robert Grant received 2000 shares, Michael P. McGee 1750 shares and Walter Lifsey 1750 shares of Company stock vesting over three years.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table and accompanying notes summarize options granted to each Named Executive Officer of the Company in fiscal 2003 and projects potential realizable gains at hypothetical assumed annual compound rates of appreciation. Options granted in fiscal 2003 to each Named Executive Officer were non-qualified stock options under the 2000 Incentive Plan. For a more detailed description of the 2000 Incentive Plan, see "Proposal 3—Amendment to the Company's 2000 Incentive Plan."

Number of Securities Underlying Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Percent of Total Options Granted to Employees in Fiscal Year
Name	Options Granted (#)(1)			Exercise Price ($/Sh)	Expiration Date(2)
						5%($)	10%($)
Eric Lidow	0 0
Alexander Lidow	0 0
Robert Grant(4)(5)	20,466 40,000 10,000 20,000	0.5 1.0 0.3 0.5	% % % %	27.09 19.49 25.35 21.74	6/6/13 3/10/10 11/24/09 8/27/09	348,674 317,375 103,200 177,007	883,609 739,620 404,014 412,502
Michael P. McGee(5)	35,000 10,000 20,000	0.9 0.3 0.5	% % %	19.49 25.35 21.74	3/10/10 11/24/09 8/27/09	277,704 103,200 177,007	647,167 240,500 412,502
Walter Lifsey(5)	40,000 20,000 20,000	1.0 0.5 0.5	% % %	19.49 25.35 21.74	3/10/10 11/24/09 8/27/09	490,286 206,400 177,007	739,620 481,000 412,502

        In addition, 3,636,132 options were granted to other employees of the Company under the 2000 Incentive Plan during fiscal 2003.

(1)
Options granted in 2003 have a term of seven years and generally a vesting rate of 25% per year. Options under the 2000 Incentive Plan may be exercised for specified periods of time following the resignation, retirement or other termination of employment (including death or disability) with the Company or its subsidiaries, or as a result of a change in control of the Company (as defined in 2000 Incentive Plan). The 2000 Incentive Plan also permit the Compensation Committee, which administers the 2000 Incentive Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or certain reorganizations as defined in the plans. Under the 2000 Incentive Plan, if there is a change in control of the Company, reorganization or other event, the vesting of the options and other benefits accelerates unless the Committee otherwise provides. For a more detailed description of the 2000 Incentive Plan, see "Proposal 3—Amendment to the Company's 2000 Incentive Plan."

(2)
Subject to earlier termination in certain events related to termination of employment.

(3)
These values are solely the mathematical results of hypothetical assumed appreciation of the market value of the underlying shares at an annual rate of 5% and 10% over the full term of the options, less the exercise price. Actual gains, if any, will depend on future stock market performance of the Common Stock, market factors and conditions, and each optionee's continued employment through the applicable vesting periods. The Company makes no prediction as to the future value of these options or of its Common Stock, and these values are provided solely as examples required by the SEC proxy reporting rules.

(4)
A restricted stock award of 7,614 shares of Common Stock were granted to Robert Grant under the discretionary award plan for the Company's eCommerce business unit. (See "Long Term Incentives" below.)

(5)
A restricted stock award to Robert Grant of 2000 shares, Michael P. McGee 1750 shares and Walter Lifsey 1750 shares of Common Stock were also granted based on performance for Fiscal Year 2003.

Options

        The following table shows for each of the Named Executive Officers the shares acquired on exercise of options in fiscal 2003 and certain required information regarding outstanding options held by them at the end of fiscal 2003.

OPTION EXERCISES AND YEAR-END VALUE TABLE
Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value

			Number of Securities Underlying Unexercised Options At Fiscal Year-End(#)(1)		Value of Unexercised In-the-Money Options At Fiscal Year-End($)(1)(2)
Name	Shares Acquired on Exercise (#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Eric Lidow	0	0	835,600	374,400	9,049,375	1,211,400
Alexander Lidow	0	0	810,300	424,700	9,300,700	1,069,550
Robert Grant	0	0	218,534	381,031	1,082,154	234,875
Michael P. McGee	0	0	211,800	296,400	1,529,075	671,100
Walter Lifsey	0	0	65,000	226,000	100,000	64,500

(1)
The exercisability of options may be accelerated upon a "Change in Control" as defined in the relevant plan or award agreement.

(2)
Based on market value of $28.00 at the end of fiscal 2003, minus the exercise price of "in-the-money" options. The exercise price of outstanding options ranges from $6.00 to $63.88. These options are subject to the same terms and conditions as options granted to other employees under the Company's current stock option plans, including, generally, either 20% or 25% annual vesting, acceleration and/or adjustments upon a change in control or reorganization and expiration at or following termination of employment.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	5,696,814 5,264,870	(1) (2)	$ $	27.8331 38.1875	0 2,066,470
Equity compensation plans not approved by security holders	4,307,559	(3)		$26.8491	2,005,821
Total	15,629,343			$31.1258	4,072,291

(1)
International Rectifier Corporation Amended and Restated Stock Incentive Plan of 1992 expired December 31, 2002, but options issued under the plan remain exercisable.

(2)
International Rectifier Corporation 2000 Incentive Plan (as Amended and Restated September 28, 2000), expires December 31, 2009.

(3)
International Rectifier Corporation 1997 Employee Stock Incentive Plan, as Amended, expires December 31, 2009.

Executive Agreements

        The Company and Eric Lidow, the Company's Chairman, are parties to an executive agreement dated May 15, 1991. The agreement set Mr. Lidow's annual salary at $500,000, and granted the Board discretion to increase his salary and to pay him bonuses. Mr. Lidow's salary under the agreement as last fixed by the Board is $629,201. Mr. Lidow has not been awarded a bonus in the last three fiscal years. The agreement may be terminated by either party upon 90 days written notice.

        The following information contained under the captions "Compensation Committee Report", "Audit Committee Report" and "Stock Price Performance" shall not be deemed "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporated into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 in the absence of specific reference to such captions and information.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee determines the compensation of the executive officers, including the Named Executive Officers listed in the summary compensation table. (See "Executive Compensation" above). The Compensation Committee also reviews (but does not set) the salaries of all other employees having annual compensation of $150,000 or more. Salaries for those positions are determined by the Chief Executive Officer ("CEO").

Compensation Program

        The Company's executive compensation program consists of base salaries, annual bonus opportunity, and long-term incentives in the form of stock options or restricted stock. The Compensation Committee's policy generally is to set base salaries near the median of the competitive range for similar positions in technology and semiconductor companies based on information regarding a broad range of such companies obtained from an annual independent survey of executive compensation. The Committee rewards outstanding performance with the opportunity to earn above average total compensation through annual bonuses and stock option grants. Each of the compensation elements is described in more detail below.

Base Salaries

        Base salaries and bonuses for fiscal 2003 of the Named Executive Officers are listed above under "Executive Compensation" and are targeted between the 50th and the 75th percentile of competitive salary levels, with the level within that range based on time in the position, comparative performance versus the Company's competitor group and total compensation comparisons.

Bonuses

        The following executive officers earned bonuses during the 2003 fiscal year in the amounts indicated: Alexander Lidow ($514,923); Robert Grant ($203,764); Michael McGee ($57,050); Donald R. Dancer ($30,000); and Walter Lifsey ($137,536). The bonuses to Messrs. Grant and McGee were based on achievement of certain performance targets under bonus plans in effect for the business units that each directs. The bonus to Dr. Lidow was not made on a formula basis, but rather based on subjective decisions of the Compensation Committee, taking into account factors related to Company performance including profitability, revenues, new product introductions, market share, and industry position, as well as the Committee's assessment of Dr. Lidow's individual performance.

Long-Term Incentives

        Long-term incentives are intended to reward for Company performance longer than one year. The Compensation Committee has determined that stock options are an effective incentive to reward for sustained long-term growth in total shareholder return as reflected in the Company's stock price. Stock options are granted at exercise prices that are not less than fair market value on the date of grant. Outstanding options granted prior to 2002 generally become exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant and expire 10 years after the date of grant. Options granted since January 1, 2002 generally become exercisable at a rate of 25% per year commencing on the first anniversary of the date of grant and expire 7 years after the date of grant. To determine option grants for fiscal year 2003 performance, the Compensation Committee considered peer company option values based on the Black-Scholes valuation model, individual and Company performance, and recommendations from the CEO.

        Robert Grant is subject to a discretionary incentive award plan for the eCommerce business unit of the Company that he directs. Under the plan, management makes award recommendations to the Compensation Committee based on performance targets achieved by the business unit. Award recommendations consist of bonus compensation of a combination of stock options, restricted stock units and cash. Restricted stock awards vest at 33-1/3% annually from date of grant based on continued company service. The plan terminates June 30, 2004. The plan provides for four performance milestones, one of which was achieved during fiscal year 2001 and another of which was achieved in 2003. As a consequence, on August 21, 2003, the Compensation Committee awarded Mr. Grant (i) a restricted stock award of 2,000 shares of Company stock, and (ii) an award of options to purchase 50,000 shares of Common Stock. Such awards are included above in the "Summary Compensation Table" and "Table of Option Grants in Last Fiscal Year." The Company cannot predict when or if additional milestones will be achieved.

        Except as set forth above, no awards of restricted stock units have been made to Named Executive Officers for fiscal year 2003.

CEO Compensation

        No adjustment to Alexander Lidow's base compensation was made in fiscal year 2003. Dr. Lidow's base salary reflects approximately the 75thpercentile of recent salaries of CEOs of peer semiconductor companies. He received a bonus of $514,923 for fiscal year 2003.

Policy on Section 162(m) of the Internal Revenue Code

        The Company has not adopted any formal policy with respect to Section 162(m) of the Internal Revenue Code of 1986. However, the Compensation Committee generally structures compensation to be deductible and considers cost and value to the Company in making compensation decisions which would result in non-deductibility. The Board has on occasion made decisions resulting in non-deductible compensation. The Company will not be able to deduct any compensation in excess of $1,000,000 paid to Alexander Lidow in fiscal 2003. The Compensation Committee believes that these payments were appropriate and in the best interests of the Company.

                      Rochus E. Vogt (Chairman)
                      Jack O. Vance

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2003, Dr. Rochus E. Vogt and Dr. Jack O. Vance served on our Compensation Committee. Neither of these individuals is employed by the Company or has been a party to any transaction with the Company during fiscal year 2003.

AUDIT COMMITTEE REPORT

        The Company's Audit Committee is composed of three independent directors and currently operates under a revised charter adopted by the Audit Committee on August 28, 2002 and confirmed by the Board of Directors on September 30, 2002. The members of the Audit Committee currently are Messrs. Vance (Chairman), Plummer and Matsuda. The Audit Committee has sole responsibility, subject to stockholder ratification, for the selection of the Company's independent accountants.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. (See in detail under "Committees and Meetings of the Board of Directors" above.)

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed these statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission.

                      Jack O. Vance (Chairman)
                      Minoru Matsuda
                      James D. Plummer

Related Party Transactions

        The Company holds as strategic investment common stock of Nihon Inter Electronics Corporation ("Nihon"), a related party. At June 30, 2003 and 2002, the Company owned approximately 17.5 percent and 15 percent, respectively, of the outstanding shares of Nihon. The Company's Chief Financial Officer is presently the Chairman of the Board of Nihon. In addition, the general manager of the Company's Japan subsidiary is a director of Nihon. Although the Company has representation on the Board of Directors of Nihon, it does not exercise significant influence, and accordingly, the Company records its interest in Nihon based on readily determinable market values in accordance with SFAS No. 115.

        In June 2002, the Company entered into agreements to license certain technology to Nihon and to contract Nihon to manufacture certain products. The estimated value of the licensing and manufacturing agreements are $5.4 million and $2.0 million, respectively, of which $2.5 million was recognized as revenue for the fiscal year ended June 30, 2003. No revenue was recognized under these agreements for the fiscal year ended June 30, 2002.

STOCK PRICE PERFORMANCE

        The following graph compares the Company's cumulative stockholder return on its Common Stock (i.e. change in stock price plus reinvestment of dividends) measured against the cumulative total return of the Standard and Poor's 500 Stock Index and Standard and Poor's High Technology Composite Index peer group. The stock price performance shown in this graph, which assumes $100 was invested on June 30, 1998, is not necessarily indicative of and not intended to suggest future stock price performance.

Comparison of Five-Year Cumulative Total Return

        The Company operates on a 52 or 53 week fiscal year under which fiscal 2003 consisted of 53 weeks ending July 6, 2003, and fiscal 2002 and 2001 consisted of 52 weeks ending June 30, 2002 and July 1, 2001, respectively.

AMENDMENT TO THE COMPANY'S 1984 STOCK PARTICIPATION PLAN
(PROPOSAL 2)

        At the Annual Meeting, Stockholders will be asked to approve a restated version of our 1984 Stock Participation Plan (the "Stock Participation Plan"). The restated version of the plan was approved by our Board of Directors, subject to stockholder approval, on August 27, 2003.

        Under the Stock Participation Plan, shares of our Common Stock are available for purchase by eligible employees who elect to participate in the plan. Participants are entitled to purchase, by means of payroll deductions, limited amounts of our stock during periodic subscription periods. The shares of our stock offered under the plan are offered at a 15% discount from their fair market value as of specified dates. Generally, the 15% discount is applied against the lower of the stock value at the beginning or the end of each subscription period under the plan to determine the price of which the stock is offered under the plan for that period.

        As of September 26, 2003, only 162,953 shares of our Common Stock remain available for purchase under the Stock Participation Plan. In addition, the Stock Participation Plan is currently scheduled to expire on January 19, 2005.

        The principal changes reflected in the restated version of the plan, which Stockholders will be asked to approve, are:

  1.
  the number of shares of our Common Stock that may be purchased under the plan is increased from 1,750,000 shares to 2,750,000 shares (an increase of 1,000,000 shares), and

  2.
  the term of the plan is extended to January 19, 2013.

        We believe that the Stock Participation Plan further links the interests of plan participants with those of our stockholders and is important in helping us attract, retain, and provide incentives to our employees. Our Board of Directors approved the amendments reflected in the restated version of the plan, subject to stockholder approval, to allow us the flexibility to continue the Stock Participation Plan in the future. If the restatement of the Stock Participation Plan is not approved by Stockholders, the Stock Participation Plan, as currently in effect, will continue in accordance with its existing terms. It is expected that the number of shares currently available under the plan will be purchased in the Subscription Period that [commences/ends] in January 2004.

Summary Description of the Stock Participation Plan

        The principal terms of the Stock Participation Plan are summarized below. The following summary is qualified in its entirety by the full text of the Stock Participation Plan which is attached as Exhibit A to this proxy statement.

        Purpose.    The purpose of the Stock Participation Plan is to provide our employees, and the employees of our subsidiaries which have been or may be designated by our Board as eligible to participate in the Stock Participation Plan, with an opportunity to purchase shares of our Common Stock. The Stock Participation Plan is intended to provide an additional incentive to participating eligible employees, through the ownership of our Common Stock, to advance the best interests of our company and our stockholders.

        Eligibility.    Only certain employees may participate in the Stock Participation Plan. To be eligible to participate in a "Subscription Period" under the plan, an individual must, as of the first day of that Subscription Period:

  •
  be employed by International Rectifier or one of our subsidiaries that has been designated as a participating subsidiary;

  •
  be regularly scheduled to work 20 hours or more per week and five months or more per year; and

  •
  have been employed by International Rectifier or one of its subsidiaries for at least 90 days.

        As of September 26, 2003, approximately 5,187 employees of International Rectifier and our subsidiaries, including all of our named executive officers, were eligible to participate in the Stock Participation Plan. Of those employees, approximately 924 employees were then participating in the Plan.

        Operation of the Stock Participation Plan.    The Stock Participation Plan operates in successive "Enrollment Periods" and "Subscription Periods." An Enrollment Period generally commences on the 1st and extends through the 19th day of January and July. A Subscription Period generally runs from January 20 through the immediately following July 19 and from July 20 through the immediately following January 19. We generally may change the duration of future Enrollment and Subscription Periods from time to time. However, only one Subscription Period may be in effect at any one time and a Subscription Period may not be shorter than 3 months or longer than 27 months.

        Eligible employees who wish to participate in the Stock Participation Plan must, during an Enrollment Period, authorize the withholding of between 2% and 10% of their regular earnings through payroll deductions during the following Subscription Period. The amount of the deduction is credited to the participant's account on the company's books. Amounts contributed to the Stock Participation Plan constitute general corporate assets and may be used by us for any corporate purpose. No interest will be paid to any participant or credited to any account under the Stock Participation Plan.

        At the end of each Subscription Period, each Stock Participation Plan participant during that Subscription Period purchases that number of whole shares of Common Stock which is obtained by dividing the aggregate amount credited to that participant's Stock Participation Plan account during that Subscription Period by the purchase price for that period. No fractional shares are issued, and any funds remaining in a participant's account after the purchase of shares are carried forward as an advance payment in the next Subscription Period or returned to the participant in cash.     Stock certificates representing the number of shares purchased are given to participants within a reasonable time after the end of each Subscription Period. The purchase price for the stock with respect to a particular Subscription Period is the lesser of 85% of the fair market value (as that term is defined in the Stock Participation Plan) of the stock on (i) the last trading day occurring before the first day of the Subscription Period or (ii) on the last day of the Subscription Period.

        Termination of Participation.    A participant's participation in the Stock Participation Plan for a Subscription Period generally will terminate if, prior to the end of that period, the participant ceases to be employed by us or one of our participating subsidiaries, the participant is otherwise no longer in the class of eligible employees, or the participant elects to withdraw from the plan.

        Transfer Restrictions.    A participant's rights with respect to options or the purchase of shares under the Stock Participation Plan, as well as contributions credited to his or her plan account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

        Administration.    The Stock Participation Plan is administered by an Administrative Committee consisting of three employees appointed from time to time by our Board of Directors (the "Committee"). The members of the Committee currently are Russ Ringl, Carl Morgan and Lawrence Michlovich. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the Stock Participation Plan and to construe and interpret the plan. Decisions of the Stock Participation Plan administrator with respect to the plan are final and binding on all persons.

        Share Limits; Limits on Contributions.    Currently, a maximum of 2,698,734 shares of our common stock may be purchased under the Stock Participation Plan (of which 2,535,781 shares have been purchased in past Subscription Periods and 162,953 shares remain available under the plan). If stockholders approve the restatement of the Stock Participation Plan, this share limit will increase to 3,698,734 shares of our common stock (an increase of 1,000,000 shares).

        The Stock Participation Plan also provides that the aggregate number of shares a participant may purchase under the Stock Participation Plan during each Subscription Period may not exceed 25,000 shares. Furthermore, a participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Subscription Period and without giving effect to any discount reflected in the purchase price for the stock) under the Stock Subscription Plan in any one calendar year. In addition, a participant will not be granted an option under the Stock Subscription Plan if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of International Rectifier or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code of 1986 (the "Code"). We have the flexibility to change the 10% contribution limit described above under the Stock Subscription Plan and the 25,000 limit referred to above from time to time without stockholder approval. However, we cannot increase the maximum number of shares available under the plan, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

        Antidilution Adjustments.    As is customary in stock incentive plans of this nature, the number and kind of shares available under the Stock Participation Plan, as well as Stock Participation Plan purchase prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, reclassifications, stock splits, stock dividends, or other similar events, or extraordinary dividends or distributions of property to our stockholders.

        Amendments.    Our Board generally may amend or terminate the Stock Participation Plan at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the Stock Participation Plan will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The Committee also may, from time to time, without stockholder approval and without limiting the Board of Directors' amendment authority, designate those subsidiaries of International Rectifier whose employees may participate in the Stock Participation Plan and, subject only to certain limitations under the Code, change the Stock Participation Plan's eligibility rules.

        Termination.    Unless sooner terminated by our Board, the Stock Participation Plan will automatically terminate in accordance with its current terms on January 19, 2005. If Stockholders approve the restatement of the Stock Participation Plan, the January 19, 2005 expiration date will be extended to January 19, 2013. The Stock Participation Plan will also terminate earlier if all of the shares authorized under the plan have been purchased.

        Non-Exclusive Plan.    The Stock Participation Plan does not limit the ability of our Board or any committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Federal Income Tax Consequences of the Stock Participation Plan

        The current federal income tax consequences of the Stock Participation Plan are summarized in the following general discussion. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

        The Stock Participation Plan is intended to qualify as an "Employee Stock Participation Plan" under the provisions of Section 423 of the Code. Participant contributions to the Stock Participation Plan are made on an after-tax basis (that is, contributions are deducted from compensation that is taxable to the participant and for which International Rectifier or one of our subsidiaries is generally entitled to a tax deduction).

        Generally, no taxable income is recognized by a participant either as of the first day of the Subscription Period (the "Offering Date") or as of the last day of the Subscription Period (the "Exercise Date") with respect to an option granted under the Stock Participation Plan. A participant will generally recognize income (or loss) upon a sale or disposition of the shares acquired under the Stock Participation Plan. If the shares are held by the participant with respect to an option granted under the Stock Participation Plan for a period of two years or more from the Offering Date and for at least one year from the Exercise Date (the "Required Holding Period"), and are sold at a price in excess of the purchase price paid by the participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Offering Date exceeded the purchase price, or (2) the amount by which the fair market value of the shares at the time of their sale exceeded the purchase price. Any portion of the gain not taxed as ordinary income will be treated as long-term capital gain. If the shares are held for the Required Holding Period and are sold at a price less than the purchase price paid by the participant for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to any deduction for federal income tax purposes for shares held for the Required Holding Period that are subsequently sold by the participant, whether at a gain or loss.

        If a participant disposes of shares within the Required Holding Period (a "Disqualifying Disposition"), the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the participant for the shares and the fair market value of the shares on the Exercise Date, and the Company will be entitled to a corresponding deduction for federal income tax purposes. In addition, if a participant makes a Disqualifying Disposition at a price in excess of the purchase price paid by the participant for the shares, the participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if a participant makes a Disqualifying Disposition at a price less than the fair market value of the shares on the Exercise Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not receive a deduction for federal income tax purposes with respect to any capital gain recognized by a participant who makes a Disqualifying Disposition.

Specific Benefits Under the 1984 Stock Participation Plan

        The benefits that will be received by or allocated to Eligible Employees under the Stock Participation Plan in the future cannot be determined at this time because the amount of contributions set aside to purchase shares of Common Stock under the Stock Participation Plan (subject to the limitations discussed above) is entirely within the discretion of each participant. If the restated version of the Stock Participation Plan had been in effect for our fiscal year ended June 20, 2003, we do not expect that the number of shares purchased by participants in the plan during that year would have been materially different than the numbers of shares purchased as set forth in the table set forth below.

        As of September 26, 2003, 2,535,781 shares of International Rectifier Common Stock had been purchased under the Stock Participation Plan. The following number of shares have been purchased by the persons and groups identified below:

Aggregate Past Purchases Under the 1984 Stock Participation Plan

Name and Position	Aggregate Number of Shares Purchased Under the Plan in the Fiscal Year 2003	Aggregate Number of Shares Purchased Under the Plan in All Completed Subscription Periods through 7/19/95-1/19/03
Executive Group
Eric Lidow Chairman of the Board	1,103	12,098
Alexander Lidow Chief Executive Officer	1,241	13,553
Robert Grant Executive Vice President, Global Sales and Corporate Marketing	1,241	12,294
Michael McGee Executive Vice President, Chief Financial Officer	0	0
Walter Lifsey Executive Vice President, Operations	874	1,354
Robert J. Mueller Executive Vice President, External Affairs	0	0
Donald R. Dancer Vice President, General Counsel and Secretary	0	0
Total for Executive Group	4,459	39,299
Non-Executive Director Group
Minoru Matsuda	0 0	0 0
James D. Plummer	0	0
Jack O. Vance	0	0
Rochus E. Vogt	0	0
Total for Non-Executive Director Group	0	0
All employees, including all current officers who are not executive officers or directors, as a group	252,791	2,369,342

Vote Required

        The Board believes that approval of the restatement of the Stock Participation Plan will promote the interests of International Rectifier and our stockholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value. If we do not approve the restatement of the Stock Participation Plan, we will run out of shares.

        Members of our Board who are employed by us are eligible to participate in the Stock Participation Plan and thus have a personal interest in the approval of the restatement.

        Approval of the restatement of the Stock Participation Plan requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting, provided that the votes cast with respect to Proposal 2 (including abstentions) constitute at least a majority of the outstanding shares. An "ABSTAIN" with respect to the matter is treated as a vote cast for these purposes thus having the effect of a negative vote. Broker non-votes on the matter (see"General" above) are not treated as entitled to vote and thus do not count at all except to determine whether there is a quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED RESTATEMENT OF THE 1984 STOCK PARTICIPATION PLAN AS DESCRIBED ABOVE.

AMENDMENT TO THE COMPANY'S 2000 INCENTIVE PLAN
(PROPOSAL 3)

        At the Annual Meeting, stockholders will be asked to approve a restated version of our 2000 Incentive Plan (the "2000 Incentive Plan"). The principal change reflected in the restated version of the plan is an increase in the number of shares of our Common Stock that may be issued pursuant to awards granted under the plan from 7,500,000 shares to 13,500,000 shares, (an increase of 6,000,000 shares).

        As of September 26, 2003, 7,500,000 shares of our common stock were subject to outstanding awards under the 2000 Incentive Plan and only 1,210,901 shares were available for additional 2000 Incentive Plan awards within the pre-existing share limit. We believe that the 2000 Incentive Plan further links the interests of plan participants with those of our stockholders and is important in helping us attract, retain, and provide incentives to our directors, officers, and employees. Our Board approved the amendments reflected in the restated version of the plan, subject to stockholder approval, to allow us the flexibility to continue to grant awards under the 2000 Incentive Plan in the future. If the restatement of the 2000 Incentive Plan is not approved by Stockholders, the 2000 Incentive Plan, as currently in effect, will continue in accordance with its existing terms.

Summary Description of the 2000 Incentive Plan

        The principal terms of the 2000 Incentive Plan are summarized below. The following summary is qualified in its entirety by the full text of the Stock Participation Plan which is attached as Exhibit B to this proxy statement.

        Purpose.    The purpose of the 2000 Incentive Plan is to provide stock and other performance-based incentives as a means of promoting the success of International Rectifier by attracting, motivating, rewarding, retaining and aligning the interests of employees (including officers), directors and consultants with those of stockholders generally.

        Eligible Persons.    Eligible persons under the 2000 Incentive Plan generally include directors, officers, employees, or consultants and advisors of International Rectifier and our subsidiaries. Members of our Board of Directors who are not employed by us ("Non-Employee Directors") have received and may receive in the future discretionary grants under the 2000 Incentive Plan.

        Administration.    Our Board or one or more committees of directors appointed by our Board of Directors (the appropriate acting body is referred to as the "Committee") administers the 2000 Incentive Plan. Currently, the Compensation and Stock Option Committee of our Board is the "Committee" under the plan. All awards granted under the plan will be authorized by the Committee. See "Committees and Meetings of the Board of Directors" at page 7 of this Proxy Statement.

        The Committee has broad authority under the 2000 Incentive Plan:

    •
    to select the participants and make other decisions contemplated by the 2000 Incentive Plan, although grants to Non-Employee Directors require Board approval or ratification;

    •
    to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

    •
    to determine the terms and conditions of cash-only performance-based and other awards;

    •
    to permit the recipient of any award to pay the exercise or purchase price of the Common Stock or award in cash, by the delivery of previously owned shares of our Common Stock or by offset (withholding shares otherwise to be delivered on exercise, valued at their fair market value as of the date of exercise in respect of withholding taxes and/or the exercise price), by notice and third party payment, or by a promissory note meeting the requirements contained in the 2000 Incentive Plan;

    •
    to amend option terms other than to reprice them, to accelerate the receipt or vesting of benefits and to extend or enhance benefits under an award; and

    •
    to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Awards; Possible Early Termination of Awards").

        IN NO CASE WILL THE EXERCISE PRICE OF ANY OPTION BE REDUCED (BY AMENDMENT, SUBSTITUTION, CANCELLATION AND REGRANT OR OTHER MEANS), UNLESS AUTHORIZED BY STOCKHOLDERS. ADJUSTMENTS RESULTING FROM ANTI-DILUTION PROVISIONS OF THE 2000 INCENTIVE PLAN OR A RECAPITALIZATION, REORGANIZATION, OR SIMILAR TRANSACTION AFFECTING THE UNDERLYING SECURITIES ARE NOT CONSIDERED REPRICING.

        Share and Cash Limits.    Under the 2000 Incentive Plan, the current Share Limit is 7,500,000 shares of International Rectifier Common Stock. The Amendment, if approved by the Stockholders, will increase the Share Limit to 13,500,000 shares of our Common Stock. Various additional share limits (which remain unchanged) are imposed to address investor, tax and regulatory issues. A maximum of:

    •
    2,250,000 shares may be subject to incentive stock options granted under the 2000 Incentive Plan;

    •
    225,000 shares may be granted under the 2000 Incentive Plan as restricted stock awards or equivalents if their vesting is based solely on the passage of time and/or continued service;

    •
    1,200,000 shares may be issued subject to options and to all share-based awards granted under the 2000 Incentive Plan to any individual in any three consecutive calendar years;

    •
    $3,000,000 may be paid pursuant to "Performance-Based Awards" payable solely in cash that are granted under the 2000 Incentive Plan to an individual, with respect to performance in any period or periods aggregating three consecutive fiscal years.

        Shares subject to awards that are not paid or exercised before they expire or are terminated are available for future grants under the 2000 Incentive Plan.

        Adjustments.    As is customary in incentive plans of this nature, the number and kind of shares available under the 2000 Incentive Plan and the outstanding awards, as well as exercise or purchase prices and other share limits, and, as appropriate performance targets, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to our stockholders.

        Types of Awards.    The 2000 Incentive Plan authorizes the grant of stock options, restricted stock, stock bonuses, stock units, performance awards and dividend equivalent rights, on a current or deferred basis. Generally speaking, an option will expire, and any other award will vest or be forfeited, not more than 10 years after the date of grant, subject to certain deferral opportunities that may be provided to participants. The Committee determines the applicable vesting schedule for each award. We may authorize settlement of awards in cash or shares of the our Common Stock or other awards, subject to preexisting rights of participants or commitments evidenced by an award agreement. Stock-based awards may be settled in cash, but are not subject to the individual dollar limits on cash-based awards.

        Transfer Restrictions.    Subject to customary exceptions, awards under the 2000 Incentive Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee, however, may permit certain transfers of an award for estate and/or tax planning purposes, or certain other circumstances.

        Stock Options.    An option is the right to purchase shares of our Common Stock at a future date at a fixed or variable exercise price ("Option Price") during a specified term not to exceed 10 years. The Committee must designate each option granted as either an incentive stock option or a nonqualified stock option.

        The Option Price per share will be determined by the Committee at the time of grant, but will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant (110% in the case of an incentive stock option granted to a beneficial holder of more than 10% of the total combined voting power of all classes of stock of the Company). The tax consequences of incentive stock options and nonqualified stock options differ, and incentive stock options are subject to more restrictive terms under the Code and the 2000 Incentive Plan. Full payment for shares purchased on the exercise of any option and any related taxes must be made at the time of such exercise, in cash, shares already owned or by offset of shares otherwise issuable, or other lawful consideration, including payment through authorized third party payment procedures.

        Restricted Stock Awards.    A restricted stock award is an award typically for a fixed number of shares of our Common Stock which are subject to restrictions ("Restricted Stock"). The Committee must specify the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include the passage of time, specified performance objectives or both), and any other restrictions (for example, restrictions on transfer) imposed on the shares. A restricted stock award confers voting but not necessarily any dividend rights prior to vesting.

        Stock Units.    A stock unit represents an economic interest similar to Restricted Stock, in the form of a bookkeeping entry which serves as a unit of measurement relative to a share of our Common Stock for purposes of determining the payment, in our Common Stock or cash, of a deferred benefit or right. A stock unit typically will be payable only in the equivalent number of shares of our Common Stock and can accrue dividend equivalent rights in cash or additional shares under the 2000 Incentive Plan. Other types of stock unit awards can be made, as described in the plan.

        Performance Awards.    The Committee also may grant performance awards to Eligible Persons. The vesting and/or payment of performance awards may be based on the attainment of one or more performance measures established by the Committee. The amount of cash or shares or other property deliverable pursuant to such an award may also be based (in whole or in part) upon the degree of attainment of the performance of the company as may be established by the Committee for a specified period of not more than 10 fiscal years (a "performance cycle").

        Section 162(m) Awards: Business Criteria and Conditions.    In addition to options granted "at market," other performance awards may be designed to satisfy the requirements for "performance-based" compensation under Section 162(m) of the Code and thus preserve the deductibility of such compensation under federal income tax law. These awards will be based on the performance of our Company or any and/or one or more of our subsidiaries, divisions, segments, units or stations. The applicable period(s) over which performance is measured will be not less than one nor more than 10 fiscal years. The business criteria (with new criteria underscored) upon which performance goals with respect to these awards will be established are: revenue growth; earnings (before or after taxes, or before or after taxes, interest, depreciation, and/or amortization); gross profit (whether expressed as a dollar amount or a percentage of revenues); cash flow (from operating, investing, or financing activities or any combination thereof); working capital; stock performance; stock price appreciation (whether expressed on an absolute or relative basis), return on equity, assets or return on net investment; cost containment or reduction; or any combination of the foregoing criteria.

        By way of example, cost containment or reduction may be achieved by, among other objective means, reducing expenses, costs of goods sold, or the length of time receivables remain outstanding. Similarly, the performance of a division, segment or station may include the success of one or more designated product lines.

        These types of Section 162(m) eligible awards will be earned and payable only if performance reaches specific, preestablished performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Before any of these awards are paid, the Committee must certify that the applicable performance goals have been satisfied. Performance goals will be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m) and subject to the 2000 Incentive Plan. In the event of an award recipient's death or disability, a Change in Control Event, or in such other circumstances as the Committee may determine, the Committee may provide for full or partial credit prior to completion of the performance cycle or the attainment of the performance achievement specified in the performance award.

        Performance awards may be stock-based (payable in stock only or cash or any combination thereof) or may be cash-only awards (in either case, subject to the applicable limits described above under the heading "Share and Cash Limits"). The Committee has discretion to determine the performance goals and restrictions or other limitations of the individual performance awards and may reserve "negative" discretion to reduce payments below maximum award limits. The Committee has no discretion to increase, above the maximum amount specified at the time of grant, the amount of cash or number of shares to be delivered upon attainment of the performance goals set forth in the individual performance award in the case of Section 162(m) qualified awards.

        Stock Bonuses.    A stock bonus represents a bonus in shares of our Common Stock for services rendered. The Committee may grant stock bonuses to any or all Eligible Persons to reward special services, contributions or achievements, or to further share ownership objectives, in such manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently of or in lieu of cash bonuses or other awards.

        Promissory Notes to Purchase Shares.    The 2000 Incentive Plan allows the Committee to authorize acceptance of one or more promissory notes from any Eligible Person to finance or facilitate the exercise or receipt of awards. The Company may be prohibited from accepting a promissory note from an officer or director under the Sarbanes-Oxley Act of 2002.

        Change In Control; Acceleration Of Awards; Possible Early Termination Of Awards.    Upon the occurrence of a Change in Control Event, unless the Committee otherwise provides, each option will become immediately exercisable, restricted stock will immediately vest free of restrictions, and performance awards and stock units will become payable. Under Section 6.1(g) of the 2000 Incentive Plan, a Change in Control Event generally includes (subject to certain exceptions):

    •
    an acquisition by any "person" (as that term is defined under the Securities Exchange Act of 1934, as amended) of beneficial ownership or a pecuniary interest in more than 50% of our Common Stock or voting securities then entitled to vote generally in the election of directors of International Rectifier ("Voting Stock"), other than an acquisition by one or more of the following persons or entities: International Rectifier, one of our subsidiaries, any employee benefit plan or employee stock option plan of International Rectifier, or any member or group affiliated with the Lidow family;

    •
    certain changes in a majority of our Board;

    •
    stockholder approval of certain dissolution or liquidation proceedings of International Rectifier; or

    •
    stockholder approval of certain mergers or consolidations or sales of all or substantially all of International Rectifier's assets, in any case involving more than a 50% change in ownership.

        In certain circumstances awards which are fully accelerated and which are not exercised or settled at or prior to a Change in Control Event may be terminated, subject to any provisions for assumption, substitution or settlement. If the vesting of an award has been accelerated expressly in anticipation of an event or subject to stockholder approval of an event and the Committee or our Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

        Termination of or Changes to the 2000 Incentive Plan and Awards.    Our Board may amend or terminate the 2000 Incentive Plan at any time and in any manner, including a manner that increases, within 2000 Incentive Plan aggregate limits, awards to officers and directors. Unless required by applicable law, stockholder approval of amendments will not be required. No new awards may be granted under the 2000 Incentive Plan after December 31, 2009, although the applicable plan provisions and authority of the Committee will continue as to any then outstanding awards. This authority includes authority to amend outstanding options or other awards, except as to repricing.

        Outstanding options and other awards generally speaking may be amended (except as to repricing), but the consent of the holder is required if the amendment materially and adversely affects the rights or benefits of the holder.

        Non-Exclusive Plan.    The 2000 Incentive Plan does not limit the authority of our Board or any committee to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Federal Income Tax Treatment of Awards Under the Plan

        The U.S. federal income tax consequences of the 2000 Incentive Plan under current federal law are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences.

        The Company is generally entitled to deduct, and the participant recognizes taxable income, in an amount equal to the difference between the Option Price and the fair market value of the shares at the time of exercise of a nonqualified stock option. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

        The current federal income tax consequences of other awards authorized under the 2000 Incentive Plan generally follow certain basic patterns: restricted stock is taxed at the time of vesting (unless effectively deferred through units) (although employees may elect earlier taxation and convert future gains to capital gains); bonuses and stock units are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

        If an award is accelerated under the 2000 Incentive Plan in connection with a "change in control" (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non-performance-based compensation to the extent it exceeds $1,000,000 in any tax year.

Specific Benefits Under the 2000 Incentive Plan

        The Committee has not approved any awards under the 2000 Incentive Plan that are contingent on Stockholder approval of the proposed Amendment. If the additional shares that will be available under the 2000 Incentive Plan if Stockholders approve the proposed Amendment had been available for award purposes in fiscal 2003, the company expects that its award grants for fiscal 2003 would not have been substantially different from those actually made under the 2000 Incentive Plan.

        The grant of additional stock-based awards under the 2000 Incentive Plan in the future and the nature of any such awards are subject to the Committee's (or, in the case of awards to Non-Employee Directors, our Board of Directors's) discretion. Accordingly, the number, amount and type of awards to be received by or allocated to Eligible Persons under the 2000 Incentive Plan as a result of the Amendment in the future cannot be determined. During Fiscal Year 2003, we awarded 1,134,501 shares to 220 employees under the 2000 Incentive Plan.

        The closing price of a share of our Common Stock as of July 6, 2003 was $28 per share.

Aggregate Past Grants Under the 2000 Incentive Plan to Current Officers and Directors

        As of September 26, 2003, options and restricted shares covering 6,118,539 shares International Rectifier common stock had been granted under the 2000 Incentive Plan. Of these awards, the following number of shares have been granted subject to awards to the persons and groups identified below:

			Number of Shares Underlying Options as of September 26, 2003
	Number of Shares Subject to Past Option Grants	Number of Shares Acquired On Exercise
Name and Position
			Exercisable	Unexercisable
Executive Group
Eric Lidow Chairman of the Board	300,000	0	120,000	180,000
Alexander Lidow Chief Executive Officer	150,000	0	0	150,000
Robert Grant Executive Vice President, Global Sales and Corporate Marketing	270,134	1,839	79,864	188,431
Michael McGee Executive Vice President, Chief Financial Officer	151,750	0	40,000	111,750
Walter Lifsey Executive Vice President, Operations	151,750	0	24,000	124,750
Robert J. Mueller Executive Vice President, External Affairs	0	0	0	0
Donald R. Dancer Vice President, General Counsel and Secretary	66,500	0	0	66,500
Total for Executive Group	1,090,134	1,839	263,864	821,431
Non-Executive Director Group:
Minoru Matsuda	45,000	0	26,000	19,000
James D. Plummer	45,000	0	26,000	19,000
Jack O. Vance	45,000	0	26,000	19,000
Rochus E. Vogt	45,000	0	26,000	19,000
Total for Non-Executive Director Group	180,000	0	104,000	76,000
All employees, including all current officers who are not executive officers or directors, as a group
Total	4,918,029	7,950	1,631,751	3,192,063

Vote Required

        Our Board of Directors believes that approval of the Amendment to the 2000 Incentive Plan will promote the interests of the company and our stockholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

        All members of our Board of Directors are eligible to receive awards under the 2000 Incentive Plan and thus have a personal interest in the approval of the Amendment.

        Approval of the restatement of the 2000 Incentive Plan requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting, provided that the votes cast with respect to Proposal 3 (including abstentions) constitute at least a majority of the outstanding shares. An "ABSTAIN" with respect to the matter is treated as a vote cast for these purposes thus having the effect of a negative vote. Broker non-votes on the matter (see "General" above) are not treated as entitled to vote and thus do not count at all except to determine whether there is a quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED RESTATEMENT OF THE 2000 INCENTIVE PLAN AS DESCRIBED ABOVE.

RATIFICATION OF INDEPENDENT ACCOUNTANTS
(Proposal 4)

        The Audit Committee proposes that PricewaterhouseCoopers LLP, independent auditors, be appointed as independent auditors of the Company to serve for fiscal year 2004. This firm and its predecessors have been auditors of the Company for many years.

        Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders ratify the appointment. If the Stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the shares represented either in person or by proxy at the Annual Meeting, the Board will consider the selection of another independent auditor.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

INDEPENDENT ACCOUNTANTS

        A representative of PricewaterhouseCoopers LLP, the Company's independent accountants for the fiscal year ended June 30, 2003, is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

        The Company paid the following fees to PricewaterhouseCoopers LLP during fiscal year 2003:

Audit Fees for fiscal year 2003:	$757,000
Financial Information Systems Design and Implementation Fees:	—
All other Fees for services rendered during fiscal year 2003:
Audit-related Fees	$400,000
Tax-related Fees	$188,000
All other fees	$60,000

        The Audit Committee determined that PricewaterhouseCoopers LLP's provision of services for all non-audit fees in fiscal year 2003 is compatible with maintaining PricewaterhouseCoopers' LLP independence.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of 10% or more of a company's registered class of equity securities file reports of their ownership of such securities with the SEC. Based on a review of these reports, the Company believes that its reporting persons complied with all applicable filing requirements during the last fiscal year, except that the Company notes that it filed Statements of Changes in Beneficial Ownership on Form 4 on December 6, 2002 with respect to grants of stock options to executive officers made on November 25, 2002.

STOCKHOLDER PROPOSALS FOR 2004

        The 2004 Annual Meeting of Stockholders is presently expected to be held on or about November 22, 2004. To be considered for inclusion in the Company's Proxy Statement for the 2004 Annual Meeting, proposals of stockholders intended to be presented at the meeting must be received by the Corporate Secretary at the Company's office at 233 Kansas Street, El Segundo, California 90245 no later than June 21, 2004. No stockholder proposals were submitted for the 2003 Annual Meeting.

        A stockholder may wish to have a proposal presented at the 2004 Annual Meeting of Stockholders, but not to have such proposal included in the Company's Proxy Statement for the meeting. In notice of the proposal is not received by the Company at the address above at least 30 days and not more than 90 days before the meeting, then the proposal will be deemed untimely under the advance notice requirements of Article II, Sections 5 and 6 of the Company's Bylaws and Rule 14a 4(a) under the Securities Exchange Act of 1934, and the persons entitled to vote proxies solicited by the Board for that meeting generally will have the right to exercise discretionary voting authority with respect to the proposal.

        The Company's Bylaws currently provide that for business to be properly brought before any annual meeting by a stockholder, the stockholder must be a stockholder of record entitled to vote at the meeting who has given prior notice in writing to the Corporate Secretary. The notice must be delivered to or mailed and received at the principal executive office of the Company not less then 30 days nor more than 90 days before the meeting, and satisfy other terms and conditions as set forth in the Company's Bylaws.

MISCELLANEOUS

        Management does not know of any business to be presented other than the matters set forth in the Notice of Meeting. However, if other matters properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies to support the recommendations of the Board, the Board intends to vote the Proxies in accordance with their best judgment on such matters. Such authorization includes the authority to appoint a substitute nominee for any Board nominee named herein where death, illness or other circumstances arise which prevent such nominee from serving in such position and to vote such Proxy for such substituted nominee.

        The expense of preparing, assembling, printing and mailing the Proxies and the material used in the solicitation of Proxies will be borne by the Company. The Company contemplates that Proxies will be solicited principally through the use of the mails, but the officers and regular employees of the Company (who receive no additional compensation) may solicit Proxies personally, by telephone, facsimile or by special letter. The Company will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their principals.

        A copy of the Annual Report of the Company for the year ended June 30, 2003, including financial statements for the year then ended, is being transmitted with these proxy materials. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material.

        Stockholders may obtain without charge copies of the Company's Annual Report and Form 10-K by writing to: International Rectifier Corporation, Corporate Finance Department, 233 Kansas Street, El Segundo, CA 90245. The Form 10-K is also available on the SEC website at www.sec.gov.

                      By Order of the Board of Directors

                      Donald R. Dancer
                      Secretary

October 17, 2003

Exhibit A

INTERNATIONAL RECTIFIER CORPORATION
RESTATED 1984 STOCK PARTICIPATION PLAN

Section 1. ESTABLISHMENT OF THE PLAN

        This Plan shall be known as the International Rectifier Corporation Restated 1984 Stock Participation Plan (the "Plan"). The purpose of the Plan is to provide each Eligible Employee with an opportunity to acquire or increase a proprietary interest in International Rectifier Corporation ("IR"). The Plan is intended to meet the requirements of Section 423 of the Code.

Section 2. DEFINITIONS

        Capitalized terms used herein which are not otherwise defined shall have the following meanings.

        (a)   "Administrative Committee" or "Committee" means the committee appointed by the Board to administer the Plan pursuant to Section 17.

        (b)   "Board" means the Board of Directors of IR

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Company" means, collectively, IR and its Subsidiaries (if any).

        (e)   "Contributions" means all bookkeeping amounts credited to the Plan Account of a Participant pursuant to Section 8.

        (f)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (g)   "Fair Market Value" as of any date means:

          (i)    if the Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of a share of Stock as quoted on such Composite Tape on the next preceding date on which there was trading in the Stock;

          (ii)   if the Stock is not listed or admitted to trade on a national securities exchange, the last/closing price for a share of Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

          (iii)  if the Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for a share of Stock on such date, as furnished by the NASD or a similar organization; or

          (iv)  if the Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Stock are not furnished by the NASD or a similar organization, the value as established by the Board at such time for purposes of this Plan.

        (h)   "Grant Date" means the first day of each Subscription Period, as determined by the Administrative Committee and announced to potential Eligible Employees

        (i)    "IR" means International Rectifier Corporation, a Delaware corporation, and its successors.

        (j)    "Option" means the stock option to acquire Stock granted to a Participant pursuant to Section 7.

        (k)   "Parent" means any corporation (other than IR) in an unbroken chain of corporations ending with IR in which each corporation (other than IR) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

        (l)    "Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

        (m)  "Plan" means this International Rectifier Corporation Restated 1984 Stock Purchase Plan, as amended from time to time.

        (n)   "Plan Account" means the bookkeeping account maintained by IR, or by a record keeper on behalf of IR, for a Participant pursuant to Section 8.

        (o)   "Regular Earnings" means the total compensation paid to an Eligible Employee with respect to a Subscription Period including salary, bonuses, overtime and shift differentials but excluding items which are not considered to be regular earnings. Regular earnings include any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. By way of illustration and not by way of limitation, excluded items include relocation expense reimbursement and any related payments, foreign service premiums, differentials and allowances, imputed income pursuant to Section 79 of the Code, income realized as a result of participation in any stock option, stock purchase or similar plan maintained by IR and tuition or other reimbursements. Notwithstanding the foregoing, regular earnings shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company.

        (p)   "Rule 16b-3" means Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as amended from time to time.

        (q)   "Stock" means the Common Stock, $1 par value per share of IR, and such other securities or property as may become the subject to Options pursuant to an adjustment made under Section 15.

        (r)   "Subscription Agreement" means the written agreement filed by an Eligible Employee with IR pursuant to Section 6 to participate in this Plan.

        (s)   "Subscription Date" means, with respect to a Subscription Period, the last day of that Subscription Period.

        (t)    "Subscription Period" means the six-consecutive month period commencing on each Grant Date; provided, however, that the Administrative Committee may declare, as it deems appropriate and in advance of the applicable Subscription Period, a shorter (not to be less than three months) Subscription Period or a longer (not to exceed 27 months) Subscription Period; provided further that the Grant Date for a Subscription Period may not occur on or before the Subscription Date for the immediately preceding Subscription Period.

        (u)   "Subscription Price" means the per share exercise price of an Option as determined in accordance with Section 7.

        (v)   "Subsidiary" means any corporation (other than IR) in an unbroken chain of corporations (beginning with IR) in which each corporation (other than the last corporation) owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

Section 3. ELIGIBLE EMPLOYEES

        (a)   Any individual who, as of a Grant Date, is employed by IR or any Subsidiary of IR which has been designated in writing by the Administrative Committee as a "Participating Subsidiary" (including any Subsidiary which has become such after the stockholders of IR have approved the Plan) shall be deemed to be eligible to participate in the Plan (an "Eligible Employee"). Notwithstanding the foregoing, "Eligible Employee" shall not include any employee who has not as of such Grant Date completed ninety (90) days of employment with IR or a Subsidiary or whose customary employment is for less than twenty (20) hours per week or less than five (5) months per calendar year.

        (b)   A person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase Stock under the Plan to the extent:

          (i)    it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of IR, or of any Parent, or of any Subsidiary; or

          (ii)   such Option causes such individual to have rights to purchase stock under this Plan and any other plan of IR, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of IR, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

  For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

Section 4. NUMBER OF SHARES TO BE OFFERED

        (a)   The total number of shares that may be delivered under this Plan is two million seven hundred fifty thousand (2,750,000) authorized and unissued or treasury shares of Stock, subject to any adjustments pursuant to Section 15 of the Plan. In the event that all of the Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Subscription Period and the Stock available shall be allocated for purchase by Participants in that Subscription Period on a pro-rata basis determined with respect to Participants' Plan Account balances.

        (b)   Subject to any adjustments pursuant to Section 15 of the Plan, the aggregate number of shares an Eligible Employee may purchase under the Plan during each Subscription Period shall not exceed 25,000 shares (the "Individual Limit"); provided, however, that the Administrative Committee may amend such Individual Limit, effective no earlier than the first Subscription Period commencing after the adoption of such amendment, without stockholder approval. The Individual Limit shall be proportionately adjusted for any Subscription Period of less than six months, and may, at the discretion of the Administrative Committee, be proportionately increased for any Subscription Period of greater than six months.

Section 5. DURATION OF OFFER; SUBSCRIPTION PERIODS

        This Plan shall be in effect from January 1, 1985 through and including January 19, 2013. During the term of this Plan, IR will offer Options to purchase Stock in each Subscription Period to all Participants in that Subscription Period. Unless otherwise specified by the Administrative Committee in advance of the Subscription Period, a Subscription Period that commences on or about July 20 will end the following January 19 and a Subscription Period that commences on or about January 20 will end the following July 19. Each Option shall become effective on the Grant Date. The term of each Option shall be the duration of the related Subscription Period and shall end on the Subscription Date. Subscription Periods shall continue until this Plan is terminated in accordance with Section 15(c) or 16, or, if earlier, until no shares remain available for Options pursuant to Section 4.

Section 6. ENROLLMENT; ENROLLMENT PERIODS

        (a)   Enrollment for participation in the Plan will take place during the "Enrollment Periods." Unless the Administrative Committee otherwise provides in advance of a Subscription Period, the Enrollment Periods shall commence on January 1 and end on January 19 and commence on July 1 and end on July 19 of each year during the term of the Plan. Any person who is an Eligible Employee who desires to subscribe for the purchase of stock for the following Subscription Period must file a Subscription Agreement during the Enrollment Period for the applicable Subscription Period. Subscription Agreements shall contain the Eligible Employee's authorization and consent to IR's withholding from his or her Regular Earnings the amount of his or her Contributions, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee's Regular Earnings to be credited to the Participant's Plan Account as Contributions each pay period.

        (b)   Notwithstanding the foregoing, a Participant's Contribution election shall be subject to the following limitations:

          (i)    the 5% ownership and the $25,000 annual purchase limitations set forth in Section 3(b);

          (ii)   a Participant may not elect to contribute more than ten percent (10%) of his or her Regular Earnings each pay period as Plan Contributions; and

          (iii)  such other limits, rules, or procedures as the Administrative Committee may prescribe.

        (c)   Once enrolled, and unless otherwise provided by the Administration Committee, an Eligible Employee will continue to participate in the Plan for each succeeding Subscription Period until he or she terminates his or her participation or ceases to be an Eligible Employee. If a Participant ceases to be an Eligible Employee but remains an employee of the Company, his or her participation shall cease immediately after the last day of the Subscription Period in which he or she ceases to be an Eligible Employee.

        (d)   If a Participant desires to change his or her rate of contribution he or she may do so effective for the next Subscription Period by filing a new Subscription Agreement during the applicable Enrollment Period; provided, however, a Participant may decrease his or her rate of contribution once during any Subscription Period (but not below two percent (2%) of Regular Earnings as that term is defined in

Section 2) by filing an amended Subscription Agreement. Unless provided otherwise by the Administrative Committee, such change shall be effective as soon as administratively practicable following its receipt by the Administrative Committee (or its delegate).

Section 7. GRANT OF AN OPTION; SUBSCRIPTION PRICE

        On each Grant Date, each Eligible Employee who is a Participant for that Subscription Period shall be granted an Option to purchase a number of shares of Stock. The Option shall be exercised on the Subscription Date. The number of Shares subject to the Option shall be determined by dividing the Participant's Plan Account balance as of the applicable Subscription Date by the Subscription Price, subject to the limits of Section 3(b). The Subscription Price for each share of Stock subject to an Option for a Subscription Period shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of such share on the applicable Grant Date or (ii) eighty-five percent (85%) of the Fair Market Value of such share on the applicable Subscription Date.

Section 8. AMOUNT OF CONTRIBUTION; METHOD OF PAYMENT

        (a)   Except as otherwise provided herein, the Subscription Price will be payable by the Eligible Employee by means of payroll deduction. The minimum deduction shall be no less than two percent (2%) of the Eligible Employee's Regular Earnings and the maximum deduction shall be no more than ten percent (10%) of such Eligible Employee's Regular Earnings.

        (b)   IR will maintain on its books, or cause to be maintained by a recordkeeper, a Plan Account in the name of each Participant. The percentage of Regular Earnings elected to be applied as Contributions by a Participant shall be deducted from such Participant's Regular Earnings on each payday during the Subscription Period and such payroll deductions shall be credited to that Participant's Plan Account as soon as administratively practicable after such date. Subject to Section 8(d), a Participant may not make any additional payments to his or her Plan Account. A Participant's Account shall be reduced by any amounts used to pay the Subscription Price of Stock acquired, or by any other amounts distributed pursuant to the terms hereof.

        (c)   Payroll deductions will commence with the first pay check issued during the Subscription Period and will continue with each pay check throughout the entire Subscription Period, unless sooner terminated by the Participant pursuant to Section 11 or until his or her participation terminates pursuant to Section 12; provided that no deductions will be made for pay periods for which the Eligible Employee receives no compensation (i.e., uncompensated personal leave, leave of absence, etc.). An Eligible Employee may change his or her rate of contribution during a Subscription Period only as provided in Section 6(d) above.

        (d)   The Administrative Committee may provide that during leaves of absence approved by IR and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to IR on his or her normal paydays equal to the reduction in his Plan Contributions caused by his leave.

Section 9. PURCHASE OF SHARES

        (a)   Unless a Participant's Plan participation is terminated as provided in Section 11 or 12, his or her Option for the purchase of Stock shall be exercised automatically on the Subscription Date for that Subscription Period, without any further action on the Participant's part, and the maximum number of whole shares of Stock subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 3(b)) shall be purchased at the Subscription Price with the balance of such Participant's Plan Account.

        (b)   Any amount representing a fractional share and remaining in the Participant's Plan Account after deducting the amount required to pay for the number of shares issued will be deemed to be an advance payment of the Subscription Price for the next Subscription Period but will not otherwise reduce the amount an Eligible Employee may contribute pursuant to Section 8 during the next Subscription Period. In the event the number of shares of Stock subscribed for in any Subscription Period exceeds the number of shares available for sale under the Plan for such period, the available shares shall be allocated among the Participants in proportion to their Plan Account balances, exclusive of any amounts carried forward pursuant to the preceding sentence. If the share limit of Section 3(a) is reached, any amount that remains in a Participant's Plan Account after the exercise of his or her Option on the Subscription Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.

        (c)   If any amount which exceeds the Individual Limit set forth in Section 4(b) or one of the limitations set forth in Section 3(b) remains in a Participant's Plan Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

Section 10. DELIVERY

        (a)   As soon as administratively practicable after the Subscription Date, IR shall deliver to each Participant a certificate representing the Stock purchased upon exercise of his or her Option. IR may make available an alternative arrangement for delivery of shares of Stock to a recordkeeping service. The Administrative Committee (or its delegate), in its discretion, may either require or permit Participants to elect that such certificates representing the Stock purchased or to be purchased under the Plan be delivered to such recordkeeping service. In the event IR is required to obtain from any commission or agency authority to issue any such certificate, IR will seek to obtain such authority. If IR is unable to obtain from any such commission or agency authority which counsel for IR deems necessary for the lawful issuance of any such certificate, or if for any other reason IR can not issue or deliver Stock and satisfy Section 22, IR shall be relieved from liability to any Participant except that IR shall return to each Participant the amount of the balance credited to his or her Plan Account.

Section 11. WITHDRAWAL FROM THE PLAN

        (a)   A participant may withdraw from the Plan at any time by completing and filing with IR, in such form and on such terms as the Administrative Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Any such withdrawal shall be effective as soon as administratively practicable after its receipt by IR. A withdrawal election pursuant to this Section 11 with respect to a Subscription Period shall only be effective, however, if it is received by IR prior to the Subscription Date of that Subscription Period (or such earlier deadline that the Administrative Committee may reasonably require to process the withdrawal prior to the applicable Subscription Date). At the time of withdrawal the amount credited to the Participant's Plan Account will be refunded in cash and such Participant's Option and participation the Plan shall automatically be terminated.

        (b)   A Participant who withdraws from the Plan during a Subscription Period may not enroll again in the Plan until the next Enrollment Period. A Participant's withdrawal during one Subscription Period does not prevent a Participant from enrolling in the Plan for a succeeding Subscription Period during the applicable Enrollment Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Subscription Period.

Section 12. TERMINATION OF EMPLOYMENT

        Termination of employment for any reason including death shall be treated as an automatic withdrawal as set forth in Section 11, and the Participant's Plan Account shall be paid to him or her in cash (or, in the event of the Participant's death, to the person or persons entitled thereto under Section 16), and such Participant's Option and participation the Plan shall automatically be terminated. For purposes of this Plan, if a Participating Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan and will no longer be an Eligible Employee, unless the person continues as an Eligible Employee in respect of another Company entity. A transfer from IR to a Subsidiary, from one Subsidiary to another, or from a Subsidiary to IR shall not be treated as a termination of employment.

Section 13. NONTRANSFERABILITY

        Except for transfers by will or under the laws of descent and distribution, or unless otherwise provided by law, consistent with Rule 16b-3 under the Exchange Act, neither the payroll deductions credited to an Eligible Employee's Plan Account nor an Eligible Employee's Option or rights to purchase Stock under this Plan may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of in any way by the Participant. Any such attempt at a sale, assignment, transfer, pledge, encumbrance or other disposition shall be without effect and all amounts shall be paid and all shares of Stock shall be delivered in accordance with the provisions of this Plan. Amounts payable or Stock deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to Section 18.

Section 14. APPLICATION OF FUNDS; INTEREST

        All funds received or held by IR under the Plan will be included in the general assets of IR and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Plan Account under this Plan (in respect of Plan Account balances, refunds of Plan Account balances, or otherwise).

Section 15. ADJUSTMENT OF AND CHANGES IN THE STOCK

        (a)   In the event that the shares of Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of IR or of another corporation (whether by reason of merger, consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of shares of Stock shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each share of Stock theretofore reserved for sale under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, or the number or kind of securities which may be sold under the Plan and the purchase price per share shall be appropriately adjusted consistent with such change, or provision made for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Stock upon or in respect of such event, in each case, in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of rights granted to, or available for, Eligible Employees.

        (b)   The Administrative Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the purchase price of the Option. In any of such events, the Board may take such action sufficiently prior to such event to the extent that the Board deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

        (c)   Upon a dissolution of IR, or any other event described in subsection (a) above that IR does not survive, the Plan and, if prior to the last day of a Subscription Period, any outstanding Option granted with respect to that Subscription Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and outstanding Options. In the event a Participant's Option is terminated pursuant to this Section 15 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant's Plan Account shall be paid to him or her in cash without interest.

Section 16. AMENDMENT OR DISCONTINUANCE OF THE PLAN

        The Board shall have the right to amend, modify or terminate the Plan at any time without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by applicable law or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan, or otherwise deemed necessary or advisable by the Board. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Administrative Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 16 shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of IR under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 15 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Administrative Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring stockholder approval.

Section 17. ADMINISTRATION

        (a)   The Plan shall be administered by an Administrative Committee appointed by the Board consisting of three employees of IR. No member of the Administrative Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan.

        (b)   The Administrative Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Administrative Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Corporation. Any interpretation or construction of any provision of the Plan by the Administrative Committee shall be final and conclusive on all persons absent contrary action by the Board.

        (c)   Subject only to compliance with the express provisions hereof, the Board and Administrative Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, IR, any Participating Subsidiary, the Board or the Administrative Committee (absent contrary action by the Board) relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Administrative Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to IR. No member of the Board or Administrative Committee, or officer or agent of the Company, will be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

Section 18. DESIGNATION OF BENEFICIARY

        (a)   A Participant may file, on a form and in a manner prescribed by the Administrative Committee (or its delegate), a written designation of a beneficiary who is to receive any Stock or cash from such Participant's Plan Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of a Subscription Period but prior to the delivery to him or her of any shares of Stock deliverable under the terms of this Plan, such shares of Stock and any remaining balance of such Participant's Plan Account shall be paid to such beneficiary (or such other person as set forth in Section 18(b)) as soon as administratively practicable after IR receives notice of such Participant's death and any outstanding unexercised Option shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 16(b)) in cash as soon as administratively practicable after IR receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Administrative Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Administrative Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.

        (b)   Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Administrative Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, IR shall deliver all shares of Stock and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, IR, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to IR, then to such other person as IR may designate.

Section 19. EMPLOYEE'S RIGHTS

        (a)   Nothing in this Plan (or in any other documents related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or effect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate his or her employment or other service with or without cause. Nothing contained in this Section 19(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

        (b)   No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Stock) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of IR. No special or separate reserve, fund or deposit will be made to assure any such payment.

        (c)   A Participant will not be entitled to any privilege of stock ownership as to any shares of Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

Section 20. APPROVAL OF STOCKHOLDERS

        The original Plan became effective following its approval on November 16, 1984 by the Stockholders of IR at their Annual Meeting on that date. The Plan, as restated, will become effective upon the date it is approved by the stockholders of IR.

Section 21. NOTICES

        All notices or other communications by a Participant to IR contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Administrative Committee (or its delegate) at the location, or by the person, designated by the Administrative Committee (or its delegate) for that purpose.

Section 22. CONDITIONS UPON ISSUANCE OF SHARES

        This Plan, the granting of rights to purchase Stock under this Plan and the offer, issuance and delivery of shares of Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for IR, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by IR and as a condition precedent to the exercise of his or her right to purchase stock, provide such assurances and representations to IR as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

Section 23. PLAN CONSTRUCTION

        (a)   It is the intent of IR that transactions involving Options under this Plan in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act satisfy the requirements for applicable exemptions under Rule 16 promulgated by the Commission under Section 16 of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder.

        (b)   This Plan and Options are intended to qualify under Section 423 of the Code.

        (c)   If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of IRand is consistent with the purposes of this Plan as to such persons in the circumstances.

Section 24. MISCELLANEOUS

        (a)   This Plan, the Options, and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        (b)   Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

        (c)   The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

        (d)   Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

        (e)   Unless otherwise provided by the Administrative Committee, statements shall be provided to Participants as soon as administratively practicable following each Subscription Date. Each Participant's statement shall set forth, as of such Subscription Date, that Participant's Plan Account balance immediately prior to the exercise of his or her Option, the Subscription Price, the number of whole shares of Stock purchased and his or her remaining Plan Account balance, if any.

Section 25. TAX WITHHOLDING

        (a)   Notwithstanding anything else contained in this Plan herein to the contrary, the Company may deduct from a Participant's Account balance as of a Subscription Date, before the exercise of the Participant's Option is given effect on such date, the amount of any taxes which the Company reasonably determines it may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares of Stock subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Subscription Price with the balance of the Participant's Plan Account (after reduction for the tax withholding amount).

        (b)   Should the Company for any reason be unable, or elect not to, satisfy its tax withholding obligations in the manner described in clause (a) above with respect to a Participant's exercise of an Option, or should the Company reasonably determine that it has a tax withholding obligation with respect to a disposition of shares of Stock acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Company shall have the right at its option to (i) require the Participant to pay or provide for payment of the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event or (ii) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Company reasonably determines that it is required to withhold with respect to such event.

Section 26. NOTICE OF SALE

        Any person who has acquired Stock under this Plan shall give prompt written notice to IR of any sale or other transfer of the shares of Stock if such sale or transfer occurs (i) within the two-year period after the Grant Date of the Subscription Period with respect to which such shares of Stock were acquired, or (ii) within the twelve-month period after the Subscription Date of the Subscription Period with respect to which such shares of Stock were acquired.

Exhibit B

INTERNATIONAL RECTIFIER CORPORATION
2000 INCENTIVE PLAN
(Amended and Restated as of August 27, 2003)

1. THE PLAN.

        1.1    Purpose.

        The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward employees (including officers) and directors of the Company with awards and incentives for individual performance and for financial performance of the Company. "Corporation" means International Rectifier Corporation and "Company" means the Corporation and/or its Subsidiaries, unless the context otherwise requires. These terms and other capitalized terms are defined in Article 6.

        1.2    Administration and Authorization; Power and Procedure.

          1.2.1     Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members. Awards to a non-employee director shall be subject to approval or ratification by the Board.

          1.2.2     Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

          (a)   to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

          (b)   to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards, provided, however, that any Awards to a non-employee director shall be subject to approval or ratification by the Board;

          (c)   to approve the forms of Award Agreements (which need not be identical either among types of awards or among Participants) and any amendments thereto;

          (d)   to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (e)   to amend, cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Participants, subject to any required consent under Section 5.6;

          (f)    to adjust the exercisability, term (subject to the limits of Section 1.6) or vesting schedule of any or all outstanding Awards, adjust the number of shares subject to any Award, or otherwise change previously imposed terms and conditions as deemed appropriate by the Committee, by amendment, waiver or other legally valid means (which may result, among other changes, in a different number of shares subject to the Award, a different vesting or exercise period, or, except as provided below, a different exercise or purchase price), in each case subject to Sections 1.4 and 5.6; provided, however, that in no case shall the exercise price of any Option be reduced (by amendment, substitution, cancellation and regrant or other means);

          (g)   to provide for the settlement of an Award in cash, shares or another Award, based upon the intrinsic value of such Award at the time of settlement or such other valuation methodology as the Committee may approve; and

          (h)   to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          1.2.3     Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

          1.2.4     Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          1.2.5     Bifurcation of Plan Administration and Delegation. Subject to the limits set forth in the definition of "Committee" in Article 6, the Board may delegate different levels of authority to different committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder will consist exclusively of a member or members of the Board. A majority of the members of the acting Committee will constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of a Committee will constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3    Participation.

        Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards, subject to the terms of this Plan.

        1.4    Shares Available for Awards; Share Limits.

          1.4.1     Shares Available. Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

          1.4.2     Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 13,500,000 (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 2,250,000. The maximum number of shares subject to options that during any three consecutive calendar years are granted to any individual shall be limited to 1,200,000. The maximum individual limit on the number of shares in the aggregate subject to all Awards that during any three consecutive calendar years are granted under this Plan shall be 1,200,000. Each of these share limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 5.2.

          1.4.3     Restricted Stock Limit. The maximum number of shares that may be delivered under Restricted Stock or Stock Unit Awards that are issued only for services rendered (or for services and nominal consideration), as distinguished from an Award in payment or settlement of other rights, deferred compensation or otherwise expressly in lieu of cash compensation, shall not exceed 225,000 shares, subject to adjustments under or contemplated by Section 1.4 or 5.2.

          1.4.4     Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (1) the maximum number of shares issuable at any time pursuant to such Award, plus (2) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations as appropriately adjusted, plus (3) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares under the Plan, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

        1.5    Grant of Awards.

        Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Subsection 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the aterial terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

        1.6    Award Period.

        Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Award Date in the case of Options or other rights to acquire Common Stock; provided, however, that any payment of cash or delivery of shares pursuant to an Award may be delayed until a further date if specifically authorized by the Committee pursuant to Article 3 or otherwise, by resolution, written consent or other writing.

        1.7    Limitations on Exercise and Vesting of Awards.

          1.7.1     Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

          1.7.2     Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.

          1.7.3     Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated for future exercises. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.8    Acceptance of Notes to Finance Exercise.

        The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

        (a)   The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

        (b)   The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

        (c)   The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

        (d)   If the Participant retires or the Participant's employment or service otherwise terminates, the unpaid principal balance of the note shall become due and payable on the 30th business day after such event; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such event.

        (e)   If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

        (f)    The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

        1.9    No Transferability; Limited Exception to Transfer Restrictions.

          1.9.1     Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (1) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (2) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

          1.9.2     Exceptions. The Committee may permit Awards to be exercised by and paid to the Participant's "family members" (as defined below), charitable institutions, or other persons as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made by the Participant for estate planning, tax planning, or essentially donative purposes and that no consideration (other than nominal consideration or an exchange for an interest in the family related entity) is received by the Participant or in settlement of marital property or similar rights or interests. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

          For purposes hereof, a "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or an employee), a trust in which these persons (including the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which those persons (including the Participant) control the management of assets, and any other entity in which these persons (including the Participant) own more than fifty percent (50%) of the voting interests.

          1.9.3     Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Subsection 1.9.1 shall not apply to:

          (a)   transfers to the Corporation,

          (b)   the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (c)   if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

          (d)   the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2. OPTIONS.

        2.1    Grants.

        One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

          2.1.1     Special International Grants. One or more Options or other Awards may be granted to Eligible Employees who provide services to the Corporation outside of the United States. Options or other Awards granted to such Eligible Employees may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to the Plan and approved by the Board.

        2.2    Option Price.

          2.2.1     Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value per share of the Common Stock on the date of grant, except as provided in Section 2.6 and subject to adjustments provided by Section 5.2.

          2.2.2     Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by check payable to the order of the Corporation; (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

        2.3    Limitations on Grant and Terms of Incentive Stock Options.

          2.3.1     $100,000 limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          2.3.2     Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date, but may be subject to early termination pursuant to Section 5.2 and/or deferred pay-out elections, as the Committee may provide.

          2.3.3     Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or of a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4    Limits on 10% Holders.

        No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5    Effects of Termination of Service (Including Retirement).

        Subject to earlier termination pursuant to or as contemplated by Section 1.6 or 5.2:

          2.5.1     Options. Any Option outstanding at the time of a Retirement or other termination of employment (or other service specified in the Award Agreement) for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the Award Agreement, but no such Option shall be exercisable after the final expiration date of the Option.

          2.5.2     Other Awards. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a Retirement or other termination of employment or service and in so doing may make distinctions based upon the cause of termination and the nature of the Award. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, Restricted Stock Awards and Performance Share Awards, to the extent such Awards have not become vested as of the date of a Retirement or other termination of employment or services with the Company, shall be terminated upon such date.

        2.6    Options and Rights in Substitution for Stock Options Granted by Other Corporations.

        Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity, on terms necessary to preserve the intrinsic value of prior outstanding options.

3. RESTRICTED STOCK OR UNIT AWARDS.

        3.1    Grants.

          3.1.1     General. The Committee may, in its discretion, grant one or more Restricted Stock or Restricted Stock Unit Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Any stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

          3.1.2     Special Provisions for Stock Units. Subject to such rules and procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize a Stock Unit Award or the crediting of Stock Units pursuant to the terms of this Plan and any applicable deferred compensation plan maintained by the Company, permit an Eligible Person to irrevocably elect to defer or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Award under this Plan or any other stock option plan or deferred compensation plan of the Company. The specific terms, conditions and provisions relating to each Stock Unit grant or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and the relevant Company deferred compensation plan, in form substantially as approved by the Committee.

          3.1.3     Stock Unit Payouts. The Committee shall determine, among other terms of a Stock Unit Award, the form of payment of Stock Units, whether in cash, Common Stock, or other consideration (including any other Award) or any combination thereof, and the applicable vesting and payout provisions of the Stock Units. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

        3.2    Restrictions.

          3.2.1     Pre-Vesting Restraints. Except as provided in Section 3.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

          3.2.2     Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

          3.2.3     Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify the provisions for return of the cash (with or without an earnings factor) as to any restricted shares which cease to vest or be eligible for vesting.

        3.3    Return to the Corporation.

        Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of a Retirement or other termination of employment or other service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

4. PERFORMANCE SHARE AWARDS, STOCK BONUSES AND DEFERRED PAYMENT OPPORTUNITIES.

        4.1    Grants of Performance Share Awards.

        The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 fiscal years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Subsection 5.10.3(b), if applicable, may determine.

        4.2    Special Performance-Based Awards.

        Without limiting the generality of the foregoing, and in addition to options granted under other provisions of this Article 4, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, payable in cash or shares any combination thereof, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, unit, or station basis with reference to revenue growth, gross profit, earnings (before or after taxes; or before or after taxes, interest, depreciation, and/or amortization), cash flow (from operating, investing or financing activities or any combination thereof), working capital, stock performance, stock price appreciation, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the "business criteria") relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one fiscal quarter nor more than 10 fiscal years. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

          4.2.1     Eligible Class. The eligible class of persons for Awards under this Section shall be employees (including officers) of the Corporation.

          4.2.2     Maximum Award. In no event shall stock-based grants to a Participant under this Section 4.2 exceed the individual share limits of Subsection 1.4.2 or cash-based grants be paid in an amount of more than $3,000,000 with respect to a Participant's performance during any consecutive three fiscal year period.

          4.2.3     Committee Certification. Before any Performance-Based Award under this Section 4.2 is paid and to the extent required by Section 162(m) of the Code, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

          4.2.4     Terms and Conditions of Awards. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 4.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

          4.2.5     Stock Payout Features. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

        4.3    Grants of Stock Bonuses.

        The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

        4.4    Deferred Payments Opportunities.

        The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral opportunities shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants, and may take the form of one or more types of Awards authorized under this Plan.

5. OTHER PROVISIONS.

        5.1    Rights of Eligible Persons, Participants and Beneficiaries.

          5.1.1     Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

          5.1.2     No Employment Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement. Service between specified vesting dates shall provide no basis for partial vesting or pro rata benefits unless an Award Agreement expressly otherwise provides.

          5.1.3     Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (except as provided in Subsection 1.4.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        5.2    Adjustments; Acceleration.

          5.2.1     Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

          (a)   in any of such events, proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or

  (v) (subject to limitations under Subsection 5.10.3) the performance standards appropriate to any outstanding Awards, or

          (b)   in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin-off or asset sale, make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

        The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement or, in the case of Options or similar rights, may base such settlement solely upon the excess (if any) of the price of the underlying shares payable in the transaction over the exercise or strike price of the Award.

        In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

        In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

          5.2.2     Acceleration of Awards Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event:

          (a)   each Option shall become immediately exercisable,

          (b)   Restricted Stock shall immediately vest free of restrictions, and

          (c)   each Performance Share Award shall become payable to the Participant.

        Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

        The Committee may override the limitations on acceleration in this Subsection 5.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Subsection 5.2.4) a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

          5.2.3     Possible Early Termination of Awards. Upon the occurrence of either of the following:

          (a)   any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Subsection 5.2.2 but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Subsection 5.2.1 that the Company does not survive, or

          (b)   the Board or the Committee has provided for settlement at the price paid in a Change in Control Event in respect of at least the vested portion of an outstanding Option or other right upon or in anticipation of a Change in Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board, the Committee through a plan of reorganization approved by the Board or the Committee, or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

          5.2.4     Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

          5.2.5     Acceleration Upon Termination of Service in Anticipation of, or Following a Change In Control. The Committee may, either at the time the Award is granted or at any time while the Award remains outstanding, provide that the Award shall accelerate in the event the Participant's employment or other service is terminated by the Company, or the surviving entity, for any reason other than Dismissal for Cause within a designated period (not to exceed eighteen (18) months) following the announcement of any Change in Control with respect to which the Award does not otherwise accelerate. Any Award so accelerated shall remain exercisable until the expiration or earlier termination of the Award.

        5.3    Effect of Termination of Service on Awards.

          5.3.1     General. The Committee shall establish the effect of a Retirement or other termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon the cause of termination.

          5.3.2     Termination of Consulting or Affiliate Services. If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Committee notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant's termination of services for purposes of Section 2.6, 3.3 or 4 shall be the date which is 10 days after the Committee's mailing of the notice or, in the case of a Termination For Cause, the date of the mailing of the notice.

          5.3.3     Events Not Deemed Terminations of Service. Subject to the requirements of applicable law, the Committee shall establish the effect of a leave of absence on the employment or service relationship and the rights and benefits under each Award under this Plan. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

          5.3.4     Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary, a termination of employment or service shall be deemed to have occurred immediately upon such cessation of Subsidiary status with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        5.4    Compliance with Laws.

        This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        5.5    Tax Matters.

          5.5.1     Provision for Tax Withholding or Offset. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Corporation may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Corporation may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, to satisfy such minimum withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment.

          5.5.2     Tax Loans. If so provided in the Award Agreement, the Corporation may, to the extent permitted by law, authorize a short-term loan of not more than six (6) months to an Eligible Person in the amount of any taxes that the Corporation may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Subsection 5.5.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the other provisions of Section 1.8.

        5.6    Plan Amendment, Termination and Suspension.

          5.6.1     Board or Committee Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that neither Section 1.2 nor any other provision of this Plan shall be amended to permit the reduction (by amendment, substitution, cancellation and regrant, or other means) of the exercise price of any

  Option without prior stockholder approval. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding or payments deferred in accordance with the terms of this Plan.

          5.6.2     Stockholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code, Section 5.6.1 hereof, or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

          5.6.3     Amendments to Awards. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to any requirements of Section 2.5) may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

          5.6.4     Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

        5.7    Privileges of Stock Ownership.

        Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        5.8    Effective Date of the Plan.

        This Plan was effective as of January 1, 2000, and last amended as of August 27, 2003.

        5.9    Term of the Plan.

        No Award will be granted under this Plan after December 31, 2009 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

        5.10    Governing Law/Construction/Severability.

          5.10.1     Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Company or such other state as may be expressly stated in an Award Agreement in a form approved by the Committee.

          5.10.2     Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          5.10.3     Plan Construction.

          (a)   Rule 16B-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

          (b)   Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 4.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

        5.11    Captions.

        Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        5.12    Effect of Change of Subsidiary Status.

        For purposes of this Plan and any Award hereunder, if an entity ceases to be a subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        5.13    Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.

        Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, stock appreciation rights, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

        5.14    Non-Exclusivity of Plan.

        Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        5.15    No Corporate Action Restriction.

        The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

        5.16    Other Company Benefit and Compensation Program.

        Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

6. DEFINITIONS.

        6.1    Definitions.

          (a)   "Award" means an award of any Option, Restricted Stock, Stock Bonus, Stock Unit, Performance Share Award, dividend equivalent or deferred payment right or other right or security, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b)   "Award Agreement" means any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c)   "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

          (d)   "Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.

          (e)   "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

          (f)    "Board" means the Board of Directors of the Corporation.

          (g)   "Change in Control Event" means any of the following:

            (1)   Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation, except to the extent the dissolution is in connection with a sale of assets which would not constitute a Change in Control Event under subsection (2) below.

            (2)   Approval by the stockholders of the Corporation of an agreement to merge, consolidate or otherwise reorganize, with or into, sell or transfer substantially all of the Corporation's business and/or assets as an entirety to one or more entities that are not Subsidiaries, as a result of which 50% or less of the outstanding voting securities of the surviving or resulting entities immediately after the reorganization are, or are to be, owned by former stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization, but including in such determination any securities of the other parties to such reorganization held by such affiliates of the Corporation).

            (3)   The occurrence of any of the following:

        •
        Any "person," alone or with "affiliates" and "associates" of such person, without the prior approval of the Board, becomes the "beneficial owner" of more than 50% of the outstanding voting securities of the Corporation (the terms "person," "affiliates," "associates" and "beneficial owner" are used as such terms are used in the Securities and Exchange Act of 1934 and the General Rules and Regulations thereunder); provided, however, that a "Change in Control Event" shall not be deemed to have occurred if such "person" is (A) the Corporation, (B) any Subsidiary, (C) any employee benefit plan or employee stock plan of the Corporation, or any trust or other entity organized, established or holding shares of such voting securities by, for, or pursuant to the terms of any such plan, or (D) any member of or entity or group affiliated with the Lidow family; or

        •
        individuals who at the beginning of any period of two consecutive calendar years constitute a majority of the Board cease for any reason, during such period, to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of such period.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (i)    "Commission" means the Securities and Exchange Commission.

          (j)    "Committee" means the Board or any one or more committees of directors appointed by the Board to administer this Plan. At least one committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, in respect of his or her participation in any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be Disinterested; provided, however, that the failure to satisfy the requisite standard of being Disinterested shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

          (k)   "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

          (l)    "Company" means, collectively, the Corporation and its Subsidiaries.

          (m)  "Corporation" means International Rectifier Corporation, a Delaware corporation, and its successors.

          (n)   "Disinterested" means a disinterested director or an "outside director" within the meaning of any applicable mandatory legal or regulatory requirements, including Section 162(m) of the Code as to Awards intended as performance based awards under that section.

          (o)   "Dismissal for Cause" means the Corporation or a Subsidiary has terminated an Eligible Person's employment or service because of any of the following:

            (1)   Any act that has resulted in the Eligible Person's personal gain at the expense of the Corporation or a Subsidiary.

            (2)   An Eligible Person's refusal to perform assigned duties.

            (3)   An Eligible Person's incompetence, insubordination, gross negligence, willful misconduct, breach of fiduciary duty, or conviction of a crime (other than minor traffic violations or similar offenses).

            (4)   Any conduct that results in a substantial detriment to the business or reputation of the Corporation or its Subsidiaries.

          (p)   "Eligible Employee" means an officer (whether or not a director) or employee of the Company.

          (q)   "Eligible Person" means an Eligible Employee, non-employee director or any Other Eligible Person, as determined by the Committee in its discretion.

          (r)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (s)   "Fair Market Value" on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; or (2) if the stock is not listed on a national securities exchange, the value as established by the Committee or as reported by such other referenced market as the Committee may designate, at such time for purposes of this Plan.

          (t)    "Incentive Stock Option" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

          (u)   "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (v)   "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

          (w)  "Other Eligible Person" means any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Corporation's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (2) the Corporation's compliance with any other applicable laws.

          (x)   "Participant" means an Eligible Person who has been granted an Award under this Plan.

          (y)   "Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 4.1, or to receive shares of Common Stock or other compensation (including cash) under Section 4.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

          (z)   "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (aa) "Plan" means this 2000 Stock Incentive Plan, as amended from time to time.

          (bb) "Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (cc) "Retirement" means retirement with the consent of the Company or, in the case of a non-employee director, a retirement or resignation as a director after at least 5 consecutive years of service as a director.

          (dd) "Rule 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

          (ee) "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

          (ff)  "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (gg) "Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

          (hh) "Stock Unit" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of a grant or deferred benefit or right under this Plan. Stock Units carry no dividend, voting, or other rights of a holder of Common Stock. Stock Units may, however, by express provision in the related Award Agreement, carry related dividend equivalent rights.

          (ii)   "Stock Unit Account" means the bookkeeping account maintained by the Company on behalf of each Participant who is granted a Stock Unit award, which Stock Unit Account is credited with Stock Units in accordance with the terms of the applicable Award.

          (jj)   "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (kk) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

LOS ANGELES AREA FREEWAY SYSTEM

N
W
E
S
405
101
5
10
10
60
60
10
SANTA MONICA
Downtown Los Angeles
110
710
105
5
LAX
EL SEGUNDO
405
91
91
91
91
605
55
RIVERSIDE
CORONA
215
15
LONG BEACH
405
LAKE ELSINORE
NEWPORT BEACH
5
TEMECULA
HEXFET AMERICA
See Insert
15
SAN CLEMENTE
To San Diego
HEXFET AMERICA
Business Park Dr.
Front St.
15
Rancho California Road
I –15 to Rancho California Road exit, turn west at off ramp
Cross intersection of Front St.
Enter Rancho California Business Park, turn right at Business Park Drive to HEXFET America building on left

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on a matter, this proxy will be voted FOR that matter.						Please Mark Here for Address Change or Comments		☐
						SEE REVERSE SIDE
The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR each of the proposals.
1.	Election of Directors Nominees: 01 James D. Plummer 02 Minoru Matsuda 03 Robert S. Attiyeh	VOTE FOR all nominees listed below ☐	VOTE WITHHELD for all nominees ☐	2.
					A Proposal to Amend the Stock Participation Plan of 1984, among them (i) an increase of 1,000,000 available shares, and (ii) extension of the plan termination date from January 19, 2005 to January 19, 2013.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				3.	A Proposal to Amend the 2000 Incentive Plan, among them an increase of 6,000,000 shares available for award grants under the plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
VOTE WITHHELD from the following nominee				4.	Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for fiscal year 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

				By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐
					PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature of Stockholder	Date	, 2003

This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.

/*\ FOLD AND DETACH HERE /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes
the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/irf		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

        If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

INTERNATIONAL RECTIFIER CORPORATION

Proxy Solicited on Behalf of the Board of Directors of
the Company for Annual Meeting November 24, 2003

        The undersigned hereby constitutes and appoints Eric Lidow and Donald R. Dancer, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of International Rectifier Corporation to be held at the HEXFET America facility of the Company, 41915 Business Park Drive, Temecula, California, at 10:00 a.m., Pacific Standard Time, on the 24th day of November, 2003 and at any adjournment thereof, on all matters coming before said meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)

        /*\ FOLD AND DETACH HERE /*\

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on a matter, this proxy will be voted FOR that matter.						Please Mark Here for Address Change or Comments		☐
						SEE REVERSE SIDE
The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR each of the proposals.
1.	Election of Directors Nominees: 01 James D. Plummer 02 Minoru Matsuda 03 Robert S. Attiyeh	VOTE FOR all nominees listed below ☐	VOTE WITHHELD for all nominees ☐	2.
					A Proposal to Amend the Stock Participation Plan of 1984, among them (i) an increase of 1,000,000 available shares, and (ii) extension of the plan termination date from January 19, 2005 to January 19, 2013.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				3.	A Proposal to Amend the 2000 Incentive Plan, among them an increase of 6,000,000 shares available for award grants under the plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
VOTE WITHHELD from the following nominee				4.	Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company to serve for fiscal year 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

				By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐
					PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Signature of Stockholder	Date	, 2003

This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.

/*\ FOLD AND DETACH HERE /*\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes
the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/irf		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

        If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

INTERNATIONAL RECTIFIER CORPORATION

ANNUAL MEETING OF SHAREHOLDERS—NOVEMBER 24, 2003
THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

        As a participant in the International Rectifier Corporation Retirement Saving Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of International Rectifier Corporation credited to your account at the Annual Shareholder Meeting to be held on November 24, 2003.

        The shares credited to your account will be voted as directed. If the card is not signed, or if the card is not received by November 19, 2003, the shares credited to your account will not be voted.

Address Change/Comments (Mark the corresponding box on the reverse side)

        /*\ FOLD AND DETACH HERE /*\

QuickLinks

SCHEDULE 14A INFORMATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 24, 2003
PROXY STATEMENT
GENERAL
PROCEDURES FOR DIRECTOR NOMINATIONS
SECURITY OWNERSHIP
ELECTION OF DIRECTORS (Proposal 1)
EXECUTIVE COMPENSATION
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES AND YEAR-END VALUE TABLE Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK PRICE PERFORMANCE
Comparison of Five-Year Cumulative Total Return
AMENDMENT TO THE COMPANY'S 1984 STOCK PARTICIPATION PLAN (PROPOSAL 2)
Aggregate Past Purchases Under the 1984 Stock Participation Plan
AMENDMENT TO THE COMPANY'S 2000 INCENTIVE PLAN (PROPOSAL 3)
Aggregate Past Grants Under the 2000 Incentive Plan to Current Officers and Directors
RATIFICATION OF INDEPENDENT ACCOUNTANTS (Proposal 4 )
INDEPENDENT ACCOUNTANTS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS FOR 2004
MISCELLANEOUS
  Exhibit A
INTERNATIONAL RECTIFIER CORPORATION RESTATED 1984 STOCK PARTICIPATION PLAN
  Exhibit B
INTERNATIONAL RECTIFIER CORPORATION 2000 INCENTIVE PLAN (Amended and Restated as of August 27, 2003)